                                             File 33-11351
                                             Rule 497(e)


STEIN ROE ADVISOR SELECT GROWTH & INCOME FUND
Prospectus, November 22, 1999

Class Z Shares

Advised by Stein Roe & Farnham Incorporated








The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third-party broker-dealer; (ii) any registered investment adviser purchasing shares for its clients; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and (v) any trustee of Liberty-Stein Roe Funds Investment Trust, any employee of Stein Roe & Farnham Incorporated, or any of its affiliates, or any member of the immediate family of any trustee or employee.


TABLE OF CONTENTS

THE FUND.......................2
Investment Goals...............2
Primary Investment Strategies..2
Primary Investment Risks.......2
Performance History............3
Your Expenses..................5

YOUR ACCOUNT...................6
How to Buy Shares..............6
How to Exchange Shares.........7
How to Sell Shares.............7
Other Information About Your
  Account......................8

MANAGING THE FUND.............11
Investment Advisor............11
Portfolio Manager.............11

OTHER INVESTMENT
STRATEGIES AND RISKS..........12

FINANCIAL HIGHLIGHTS..........14



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


NOT FDIC INSURED    MAY LOSE VALUE
                    NO BANK GUARANTEE

THE FUND

INVESTMENT GOALS
The Fund seeks to provide both growth of capital and current income.

[Callout]
DEFINING CAPITALIZATION
In this prospectus, we refer frequently to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as defined by Lipper, Inc.

According to Lipper, Inc., as of October 1999, large-cap companies had market capitalizations greater than $8.2 billion, midcap companies had market capitalizations between $1.9 and $8.2 billion and small-cap companies had market capitalizations less than $1.9 billion. These amounts are subject to change.
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PRIMARY INVESTMENT STRATEGIES
The Fund invests all of its assets in SR&F Growth & Income Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks of well-established companies having large-market capitalizations. The Portfolio may also invest in companies having midsized market capitalizations. The Portfolio may invest up to 25% of its assets in foreign stocks. To select investments for the Portfolio, the portfolio manager looks for common stocks that have the potential to increase in price and to pay dividends. The portfolio manager focuses on the stocks of companies that have experienced management; broad, highly diversified product lines; deep financial resources; easy access to credit; and a history of paying dividends.

The portfolio manager may sell a portfolio holding if the security reaches the portfolio manager's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio manager may also sell a portfolio holding to fund redemptions.

PRIMARY INVESTMENT RISKS
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money when you sell your shares.

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WHAT ARE MARKET AND MANAGEMENT RISKS?
Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
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Because the Portfolio invests in stocks, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the securities.

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program and you can lose money by investing in the Fund.

Information on other securities and risks appears under "Other
Investment Strategies and Risks."

PERFORMANCE HISTORY
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class S shares. The Fund did not have separate classes of shares prior to November 22, 1999; on that date, the Fund's outstanding shares were reclassified as Class S shares.
The performance table following the bar chart shows how the Fund's average annual total returns for Class S shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance.

[callout]
UNDERSTANDING PERFORMANCE
Calendar-year total return shows the Fund's Class S share performance for each of the last ten complete calendar years. It includes the effects of Fund expenses.

Average annual total return is a measure of the Fund's Class S share performance over the past one-year, five-year and ten-year periods. It includes the effects of Fund expenses.

The Fund's return is compared to the S&P 500 Index, an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in indices.
[/callout]

[bar chart]
               Calendar-Year Total Returns (Class S)*
35%
30% 31.00%      32.42%                   30.15%
25%                                                   25.71%
20%                                             21.81%
15%                                                         19.54%
10%                   10.01% 12.86%
 5%
 0%
-5%       -1.72%                   -0.14%
-10%
     1989  1990  1991  1992  1993  1994   1995   1996   1997  1998
[/bar chart]

The Fund's year-to-date total return through September 30, 1999, was 1.25%.
For period shown in bar chart:
Best quarter: 4th quarter 1998, +17.91%
Worst quarter: 3rd quarter 1990, -12.06%

*Class S shares are not offered in this prospectus. Class S shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS-FOR PERIODS ENDED DECEMBER 31, 1998
                                   1 Year    5 Years    10 Years
Growth & Income Fund, Class S (%)  19.54      18.93      17.55
S&P 500 Index (%)                  28.60      24.05      19.19

YOUR EXPENSES
The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Expenses are one of several factors to consider before you invest in a mutual fund.

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UNDERSTANDING EXPENSES
Shareholder Fees are paid directly by shareholders to the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

Example Expenses helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example reflects expenses of both the Fund and the Portfolio. It uses the following hypothetical conditions:
* $10,000 initial investment
* 5% return for each year
* Fund operating expenses remain the same
* Redemption at the end of each time period
[/callout]

Annual Fund Operating Expenses(1) (2)
(deducted directly from fund assets)
                                            Class Z
Management fee (%)(3)                        0.75
Distribution and service (12b-1) fees (%)    None
Other expenses (%)                           0.33
Total annual fund operating expenses (%)     1.08

(1) There is a $7.50 charge for wiring sale proceeds to your bank.
(2) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(3) Management fee includes both the management fee and the administrative fee charged to the Fund.

Example Expenses (your actual costs may be higher or lower)
Class        1 Year      3 Years      5 Years       10 Years
Class Z       $110        $342         $593          $1,313

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated NAV. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Sales Charges
Your purchases of Class Z shares generally are at NAV, which is the value of a Fund share excluding any sales charge, and are not subject to an initial sales charge when you purchase or a contingent deferred sales charge when you sell shares of the Fund. The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third-party broker-dealer; (ii) any registered investment adviser purchasing shares for its clients; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and (v) any trustee of Liberty-Stein Roe Funds Investment Trust, any employee of Stein Roe & Farnham Incorporated, or any of its affiliates, or any member of the immediate family of any trustee or employee.

Outlined below are various options for buying shares:

METHOD          INSTRUCTIONS
------------------------------------------------------------------
Through your
financial advisor  Your financial advisor can help you establish your account and buy Fund shares on your behalf.

By check
(new account)   For new accounts, send a completed application and
                check made payable to the Fund to the transfer agent, SteinRoe Services Inc., c/o Liberty Funds
                Services, Inc., P.O. Box 1722, Boston, MA 02105-
                1722.

By check
(existing account)  For existing accounts, fill out and return the additional investment stub included in your quarterly statement, or send a letter of instruction, including your Fund name and account number with a check made payable to the Fund to SteinRoe Services Inc., c/o Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By exchange     You or your financial advisor may acquire shares
                by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic
funds transfer  You may purchase shares by electronically
                transferring money from your bank account to your fund account by calling 1-800-422-3737. Your money may take up to two business days to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic
investment plan You can make monthly or quarterly investments automatically from your bank account to your fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

By dividend
diversification You may automatically invest dividends distributed by one fund into the same class of shares of another fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

CHOOSING A SHARE CLASS   The Fund offers one class of shares in
this prospectus-Class Z shares, which are available to institutional and other investors at net asset value without a sales charge or 12b-1 fee. The Fund also offers Classes A, B, C, and S shares through separate prospectuses.

HOW TO EXCHANGE SHARES
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at the next-determined NAV. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documentation required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in good form). However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

Outlined below are the various options for selling shares:

METHOD          INSTRUCTIONS
----------------------------------------------------------------
Through your
financial advisor You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange     You or your financial advisor may sell shares by
                exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone    You or your financial advisor may sell shares by
                telephone and request that a check be sent to your address of record by calling 1-800-422-3737 unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-
                6611.

By mail You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note your fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account (IRA) owners. For details, call 1-800-345-6611.

                Mail your letter of instruction to SteinRoe
                Services Inc., c/o Liberty Funds Services, Inc.,
                P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By electronic
funds transfer  You may sell shares and request that the proceeds be electronically transferred to your bank.
                Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

OTHER INFORMATION ABOUT YOUR ACCOUNT
HOW THE FUND'S SHARE PRICE IS DETERMINED   The price of the Fund's
shares is based on its NAV. The NAV is determined at the close of regular session trading on the NYSE, usually 4:00 p.m. Eastern time on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV next determined after your request is received in good form by the Distributor. In most cases, in order to receive that day's price, the Distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

You can find the daily prices of some share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES   If your account value falls below $1,000 (other
than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

DIVIDENDS, DISTRIBUTIONS, AND TAXES   The Fund has the potential
to make the following distributions:

TYPES OF DISTRIBUTIONS
----------------------------------------------------------------
Dividend income  Represents interest and dividends earned from securities held by the Portfolio
-----------------------------------------------------------------
Capital gains    Represents long-term capital gains on sales of
                 securities held for more than 12 months and short-term capital gains, which are gains on sales of securities held by the Portfolio for a 12-month period or less.

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UNDERSTANDING FUND DISTRIBUTIONS
The Fund earns income from the securities the Portfolio holds. The Fund also may experience capital gains and losses on sales of the Portfolio's securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
[/callout]

DISTRIBUTION OPTIONS   Income dividends are declared and paid
quarterly. Any capital gains are distributed at least annually. You can choose one of the options listed in the table below for these distributions when you open your account.(1) To change your distribution option call 1-800-345-6611.

Distribution Options
------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
------------------------------------------------------------------
Reinvest all distributions in shares of another fund
------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains(2)
------------------------------------------------------------------
Receive all distributions in cash (with one of the following options)(2):
* send the check to your address of record
* send the check to a third party address
* transfer the money to your bank via electronic funds transfer

(1) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.
(2) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES   Regardless of whether you receive your
distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax.
Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest, and short-term capital gains distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state, local, and foreign income tax.

MANAGING THE FUND

INVESTMENT ADVISOR
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of portfolio securities for the Portfolio. Stein Roe has been an investment advisor since 1932. As of September 30, 1999, Stein Roe managed over $29.7 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the fiscal year ended September 30, 1999, the Fund paid 0.75% of average net assets in fees to Stein Roe.

Stein Roe may use the services of AlphaTrade, Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER
Daniel K. Cantor has been portfolio manager of the Portfolio since its inception in 1997 and has been manager of the Fund since 1995. He has been portfolio manager of Stein Roe Disciplined Stock Fund since May 1999. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995. Mr. Cantor is a senior vice president. A chartered financial analyst, he received a B.A. degree from the University of Rochester and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

OTHER INVESTMENT STRATEGIES AND RISKS

The first portion of this prospectus describes the Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, the Portfolio also may invest in other securities and use other investment techniques. The Portfolio may elect not to buy any of these other securities or use any of these other investment techniques. The Portfolio may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information contains additional information about the Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in the Fund or could cause the Fund's total return to decrease. The Statement of Additional Information also contains the Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change the Fund's investment objective without shareholder approval.

FUTURES
The Portfolio uses futures to gain exposure to groups of stocks or individual issuers. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Portfolio uses futures to invest cash pending direct investments in stocks and to enhance its return. These investments are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund can lose money if the portfolio manager does not correctly anticipate the market movements of those underlying securities.

PORTFOLIO TURNOVER
There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS
When Stein Roe believes that a temporary defensive position is necessary, the Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if the Portfolio takes a temporary defensive position.

INTERFUND LENDING PROGRAM
The Fund and Portfolio may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

MASTER/FEEDER STRUCTURE
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities, which has investment objectives and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

YEAR 2000 COMPLIANCE
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe, other service providers, and the issuers in which the Portfolio invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many of the Fund's service providers and vendors are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by Stein Roe in its ongoing assessment of issuers in which the Portfolio invests, to the extent that information is readily available. However, no assurances can be given that the Fund will not be adversely affected by these matters.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund (formerly named Stein Roe Growth & Income Fund). Information is shown for the Fund's last five fiscal years. The fiscal year runs from October 1 to September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. Arthur Andersen LLP audited the Fund's financial statements for the years 1995 through 1998. You can request a free annual report by calling 1-800-426-3750.

                                       Year ended September 30,
Class S                                 1999     1998     1997    1996    1995
Net asset value-Beginning of period ($) 22.45    22.91    18.39   16.65   14.54

Income from Investment Operations ($)
Net investment income                    0.22     0.24     0.30    0.27    0.34
Net gains on securities (both realized
  and unrealized)                        4.10     0.55     5.15    3.22    2.56
Total income from investment operations  4.32     0.79     5.45    3.49    2.90

Less Distributions
Dividends (from net investment income)  (0.22)   (0.28)   (0.28)  (0.32)  (0.20)
Dividends (in excess of net investment
  income)                               (0.03)       -        -       -       -
Distributions (from capital gains)      (0.38)   (0.97)   (0.65)  (1.43)  (0.59)
Total Distributions                     (0.63)   (1.25)   (0.93)  (1.75)  (0.79)
Net asset value-End of period ($)       26.14    22.45    22.91   18.39   16.65

Total return (%)                        19.39     3.45    30.81   22.67   21.12

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000
  omitted) ($)                        375,789  351,052  337,466 204,387 139,539
Ratio of net expenses to average
  net assets (%)                         1.06(b)  1.07     1.13    1.18    0.96
Ratio of net investment income to
  average net assets (%)                 0.79(b)  1.02     1.52    1.65    1.78
Portfolio turnover rate (%) (a)             7       11        2      13      70

(a) For 1995 through 1997, this is the turnover rate of the Fund prior to commencement of operations of the Portfolio. For the period from the commencement of operations of the Portfolio, February 3, 1997 to September 30, 1997, the portfolio turnover rate for the Portfolio was 7%.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC, 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Company Act file number:
Liberty-Stein Roe Funds Investment Trust:  811-4978

* Stein Roe Advisor Select Growth & Income Fund

[LOGO]  LIBERTY
        ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE
        ADVISOR
        Liberty Funds Distributor, Inc. (c) 1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-
        3750
        www.libertyfunds.com
------------------------------------------------------------------

STEIN ROE ADVISOR GROWTH INVESTOR FUND
Prospectus, November 22, 1999

Class Z Shares

Advised by Stein Roe & Farnham Incorporated






The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third-party broker-dealer; (ii) any registered investment adviser purchasing shares for its clients; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and (v) any trustee of Liberty-Stein Roe Funds Investment Trust, any employee of Stein Roe & Farnham Incorporated, or any of its affiliates, or any member of the immediate family of any trustee or employee.


TABLE OF CONTENTS

THE FUND.......................2
Investment Goals...............2
Primary Investment Strategies..2
Primary Investment Risks.......2
Performance History............3
Your Expenses..................5

YOUR ACCOUNT...................6
How to Buy Shares..............6
How to Exchange Shares.........7
How to Sell Shares.............7
Other Information About Your
  Account......................8

MANAGING THE FUND.............11
Investment Advisor............11
Portfolio Managers............11

OTHER INVESTMENT
STRATEGIES AND RISKS..........12

FINANCIAL HIGHLIGHTS..........14


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

NOT FDIC INSURED    MAY LOSE VALUE
                    NO BANK GUARANTEE

THE FUND

INVESTMENT GOALS
The Fund seeks long-term growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests all its assets in SR&F Growth Investor Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks of companies that Stein Roe believes have long-term growth potential. The Portfolio may invest in companies of any size including smaller, emerging companies. It emphasizes companies in the technology sector, including computer software, computer hardware, semiconductors and Internet infrastructure companies, and various consumer goods sectors, including personal care products, pharmaceuticals and food products. The Portfolio may invest up to 25% of its assets in foreign stocks.

To select investments for the portfolio, the portfolio managers look for companies that are market leaders with growing market share in their respective industries. The managers also look for companies with strong financial balance sheets and experienced management teams.

The portfolio managers may sell a portfolio holding if the company has a deterioration of fundamentals such as lower revenues or earnings growth. The portfolio managers may also sell a portfolio holding to fund redemptions.

PRIMARY INVESTMENT RISKS
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money when you sell your shares.

[Callout]
WHAT ARE MARKET AND MANAGEMENT RISKS?
Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
[/callout]

Because the Portfolio invests in stocks, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the securities.

Due to its focus on companies in the technology sector and various consumer goods sectors, the Fund may perform differently than the stock market. Financial, economic, business, political, and other developments affecting the technology or consumer goods sectors will have a greater effect on the Fund. The value of technology-related companies is particularly vulnerable to rapidly changing technology, extensive government regulation, and relatively high costs of obsolescence caused by technological advances, which are higher than in other industry sectors. Shares of a small company may pose greater risks than shares of a large company due to narrow product lines, limited financial resources, less depth in management or a limited trading market for its stock.

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program and you can lose money by investing in the Fund.

Information on other securities and risks appears under "Other
Investment Strategies and Risks."

PERFORMANCE HISTORY
The bar chart below shows the historical performance of Stein Roe Young Investor Fund, a separate feeder fund of the Portfolio. The performance table following the bar chart shows how the average annual total returns of Stein Roe Young Investor Fund compare with those of a broad measure of market performance for the past year and since inception. Performance for Young Investor Fund is not restated to reflect the higher gross annual operating expenses of Growth Investor Fund. If those gross annual operating expenses were reflected, performance of Young Investor Fund would be lower. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance of Young Investor Fund does not predict the future performance of Growth Investor Fund. Performance results include the effect of expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower.

[callout]
UNDERSTANDING PERFORMANCE
Calendar-year total return shows Young Investor Fund's performance since inception.

Average annual total return is a measure of Young Investor Fund's share performance over the past year and since inception. Growth Investor Fund commenced operations on March 31, 1999. The Fund's historical performance for all periods is the performance of Young Investor Fund and has not been restated to reflect the higher gross annual operating expenses of Growth Investor Fund.

Young Investor Fund's return is compared to the S&P 500 Index, an unmanaged broad-based measure of market performance. Unlike Young Investor Fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in indices.
[/callout]

[bar chart]
                Calendar-Year Total Returns
45%
40%
35%   39.79%   35.10%
30%
25%                     26.28%
20%
15%                              17.65%
10%
 5%
 0%
       1995     1996     1997     1998
[/bar chart]
For period shown in bar chart:
Best quarter: 4th quarter 1998, +20.82%
Worst quarter: 3rd quarter 1998, -16.46%

The year-to-date total return through September 30, 1999, was 2.84%. The year-to-date total return through September 30, 1999, is comprised of the Portfolio's performance through March 31, 1999 and the performance of Growth Investor Fund from March 31, 1999, through September 30, 1999.

           Average Annual Total Returns -
        for periods ended December 31, 1998
                             1 yr   Since Inception
                                    April 29, 1994
----------------------------------------------------
Young Investor Fund (%)      17.65       26.62
S&P 500 Index (%)            28.60       26.66

YOUR EXPENSES
The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Expenses are one of several factors to consider before you invest in a mutual fund.

[Callout]
UNDERSTANDING EXPENSES
Shareholder Fees are paid directly by shareholders to the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

Example Expenses helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example reflects expenses of both the Fund and the Portfolio. Expense reimbursements are in effect for the first year in the periods below. It uses the following hypothetical conditions:
* $10,000 initial investment
* 5% return for each year
* Fund operating expenses remain the same
* Redemption at the end of each time period
[/callout]

Annual Fund Operating Expenses(1) (2)(deducted directly from Fund assets)
                                           Class Z
Management fee(3) (%)                      0.73
Distribution and service (12b-1) fees (%)  None
Other expenses(4) (%)                      1.63
Total annual fund operating expenses (%)   2.36
Expense reimbursement (4)(%)               1.26
Net expenses (%)                           1.10

(1) There is a $7.50 charge for wiring sale proceeds to your bank.
(2) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(3) Management fee includes both the management fee and the administrative fee charged to the Fund.
(4) The Fund's advisor will reimburse the Fund if its annual ordinary operating expenses exceed 1.10% of average daily net assets. This commitment expires on January 31, 2001. A reimbursement lowers the expense ratio and increases overall return to investors.

    Example Expenses (your actual costs may be higher or lower)
Class       1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------
Class Z      $112        $616          $1,146         $2,599

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated NAV. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

Sales Charges
Your purchases of Class Z shares generally are at NAV, which is the value of a Fund share excluding any sales charge, and are not subject to an initial sales charge when you purchase or a contingent deferred sales charge when you sell shares of the Fund. The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third-party broker-dealer; (ii) any registered investment adviser purchasing shares for its clients; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; and (v) any trustee of Liberty-Stein Roe Funds Investment Trust, any employee of Stein Roe & Farnham Incorporated, or any of its affiliates, or any member of the immediate family of any trustee or employee.

Outlined below are various options for buying shares:

METHOD          INSTRUCTIONS
------------------------------------------------------------------
Through your
financial advisor  Your financial advisor can help you establish your account and buy Fund shares on your behalf.

By check
(new account)   For new accounts, send a completed application and
                check made payable to the Fund to the transfer agent, SteinRoe Services Inc., c/o Liberty Funds
                Services, Inc., P.O. Box 1722, Boston, MA 02105-
                1722.

By check
(existing account)  For existing accounts, fill out and return the additional investment stub included in your quarterly statement, or send a letter of instruction, including your Fund name and account number with a check made payable to the Fund to SteinRoe Services Inc., c/o Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By exchange     You or your financial advisor may acquire shares
                by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic
funds transfer  You may purchase shares by electronically
                transferring money from your bank account to your fund account by calling 1-800-422-3737. Your money may take up to two business days to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic
investment plan You can make monthly or quarterly investments automatically from your bank account to your fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

By dividend
diversification You may automatically invest dividends distributed by one fund into the same class of shares of another fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

CHOOSING A SHARE CLASS   The Fund offers one class of shares in
this prospectus-Class Z shares, which are available to institutional and other investors at net asset value without a sales charge or 12b-1 fee. The Fund also offers Classes A, B, C, and S shares through separate prospectuses.

HOW TO EXCHANGE SHARES
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at the next-determined NAV. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documentation required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in good form). However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

Outlined below are the various options for selling shares:

METHOD          INSTRUCTIONS
----------------------------------------------------------------
Through your
financial advisor You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange     You or your financial advisor may sell shares by
                exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone    You or your financial advisor may sell shares by
                telephone and request that a check be sent to your address of record by calling 1-800-422-3737 unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-
                6611.

By mail You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note your fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account (IRA) owners. For details, call 1-800-345-6611.

                Mail your letter of instruction to SteinRoe
                Services Inc., c/o Liberty Funds Services, Inc.,
                P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By electronic
funds transfer  You may sell shares and request that the proceeds be electronically transferred to your bank.
                Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

OTHER INFORMATION ABOUT YOUR ACCOUNT
HOW THE FUND'S SHARE PRICE IS DETERMINED   The price of the Fund's
shares is based on its NAV. The NAV is determined at the close of regular session trading on the NYSE, usually 4:00 p.m. Eastern time on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV next determined after your request is received in good form by the Distributor. In most cases, in order to receive that day's price, the Distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

You can find the daily prices of some share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES   If your account value falls below $1,000 (other
than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

DIVIDENDS, DISTRIBUTIONS, AND TAXES   The Fund has the potential
to make the following distributions:

TYPES OF DISTRIBUTIONS
----------------------------------------------------------------
Dividend income  Represents interest and dividends earned from securities held by the Portfolio
-----------------------------------------------------------------
Capital gains    Represents long-term capital gains on sales of
                 securities held for more than 12 months and short-term capital gains, which are gains on sales of securities held by the Portfolio for a 12-month period or less.

[Callout]
UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities the Portfolio holds. The Fund also may experience capital gains and losses on sales of the Portfolio's securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
[/callout]

DISTRIBUTION OPTIONS   Income dividends are declared and paid
annually. Any capital gains are distributed at least annually. You can choose one of the options listed in the table below for these distributions when you open your account.(1) To change your distribution option call 1-800-345-6611.

Distribution Options
------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
------------------------------------------------------------------
Reinvest all distributions in shares of another fund
------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains(2)
------------------------------------------------------------------
Receive all distributions in cash (with one of the following options)(2):
* send the check to your address of record
* send the check to a third party address
* transfer the money to your bank via electronic funds transfer

(1) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.
(2) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES   Regardless of whether you receive your
distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax.
Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest, and short-term capital gains distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state, local, and foreign income tax.

MANAGING THE FUND

INVESTMENT ADVISOR
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of portfolio securities for the Portfolio. Stein Roe has been an investment advisor since 1932. As of September 30, 1999, Stein Roe managed over $29.7 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the period ended September 30, 1999, the Fund paid 0.72% of average net assets in fees to Stein Roe.

Stein Roe may use the services of AlphaTrade, Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS
Erik P. Gustafson has been co-portfolio manager of the Portfolio and manager of SR&F Growth Stock Portfolio since their inception in 1997 and has managed Stein Roe Growth Stock Fund since 1994 and Stein Roe Young Investor Fund since 1995. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts and is a senior vice president. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

David P. Brady is co-portfolio manager of the Portfolio. He joined Stein Roe in 1993 as an associate portfolio manager of Stein Roe Special Fund. He currently is a senior vice president and has been portfolio manager of Young Investor Fund since March 1995 and portfolio manager of Stein Roe Large Company Focus Fund since June 1998. He holds a B.S. in finance, graduating Magna Cum Laude, from the University of Arizona and an M.B.A. from the University of Chicago.

OTHER INVESTMENT STRATEGIES AND RISKS

The first portion of this prospectus describes the Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, the Portfolio also may invest in other securities and use other investment techniques. The Portfolio may elect not to buy any of these other securities or use any of these other investment techniques. The Fund may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information contains additional information about the Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in the Fund or could cause the Fund's total return to decrease. The Statement of Additional Information also contains the Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change the Fund's investment objective without shareholder approval.

PORTFOLIO TURNOVER
There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS
When Stein Roe believes that a temporary defensive position is necessary, the Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if the Portfolio takes a temporary defensive position.

INTERFUND LENDING PROGRAM
The Fund and Portfolio may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

MASTER/FEEDER STRUCTURE
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities, which has investment objectives and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

YEAR 2000 COMPLIANCE
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe, other service providers, and the issuers in which the Portfolio invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many of the Fund's service providers and vendors are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by Stein Roe in its ongoing assessment of issuers in which the Portfolio invests, to the extent that information is readily available. However, no assurances can be given that the Fund will not be adversely affected by these matters.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund (formerly named Stein Roe Growth Investor Fund). Information is shown for the period of the Fund's operations. The fiscal year runs from October 1 to September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. You can request a free annual report by calling 1-800-426-3750.

                                                   Period ended
                                                   September 30,
Class S                                               1999(a)
----------------------------------------------------------------
Net asset value-Beginning of period ($)               10.00

Income from Investment Operations ($)
Net investment loss                                   (0.02)
Net losses on securities (both realized
  and unrealized)                                     (0.53)
Total income from investment operations               (0.55)

Less Distributions
Dividends (from net investment income)                    -
Distributions (from capital gains)                        -
Total Distributions                                       -

Net asset value-End of period ($)                      9.45

Total return (%)                                      (5.50)(d)(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 omitted) ($)        11,329
Ratio of net expenses to average net assets (%)        1.10(b)(c)
Ratio of net investment loss to average net
  assets (%)                                          (0.34)(b)(d)
Portfolio turnover rate (%)                              45(f)
(a) From commencement of operations on March 31, 1999.
(b) Annualized.
(c) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by Stein Roe, this ratio would have been 2.34% (annualized).
(d) Computed with the effect of Stein Roe's expense reimbursement.
(e) Not annualized.
(f) Represents the portfolio turnover rate for the Portfolio for the year ended September 30, 1999.

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC, 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Company Act file number:
Liberty-Stein Roe Funds Investment Trust:  811-4978

* Stein Roe Advisor Growth Investor Fund

[LOGO]  LIBERTY
        ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE
        ADVISOR
        Liberty Funds Distributor, Inc. (c) 1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-
        3750
        www.libertyfunds.com
-----------------------------------------------------------------

STEIN ROE ADVISOR SELECT GROWTH & INCOME FUND
Prospectus, November 22, 1999

Class A, B and C Shares

Advised by Stein Roe & Farnham Incorporated




TABLE OF CONTENTS

THE FUND.......................2
Investment Goals...............2
Primary Investment Strategies..2
Primary Investment Risks.......2
Performance History............3
Your Expenses..................4

YOUR ACCOUNT...................7
How to Buy Shares..............7
Sales Charges..................8
How to Exchange Shares........11
How to Sell Shares............11
Distribution and Service Fees.12
Other Information About
  Your Account................12

MANAGING THE FUND.............15
Investment Advisor............15
Portfolio Manager.............15

OTHER INVESTMENT
STRATEGIES AND RISKS..........16

FINANCIAL HIGHLIGHTS..........18



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


NOT FDIC INSURED    MAY LOSE VALUE
                    NO BANK GUARANTEE

THE FUND

INVESTMENT GOALS
The Fund seeks to provide both growth of capital and current income.

[Callout]
DEFINING CAPITALIZATION
In this prospectus, we refer frequently to market capitalization as a means to distinguish among companies based on their size. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (midcap); or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as defined by Lipper, Inc.

According to Lipper, Inc., as of October 1999, large-cap companies had market capitalizations greater than $8.2 billion, midcap companies had market capitalizations between $1.9 and $8.2 billion and small-cap companies had market capitalizations less than $1.9 billion. These amounts are subject to change.
[/callout]

PRIMARY INVESTMENT STRATEGIES
The Fund invests all of its assets in SR&F Growth & Income Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks of well-established companies having large-market capitalizations. The Portfolio may also invest in companies having midsized market capitalizations. The Portfolio may invest up to 25% of its assets in foreign stocks. To select investments for the Portfolio, the portfolio manager looks for common stocks that have the potential to increase in price and to pay dividends. The portfolio manager focuses on the stocks of companies that have experienced management; broad, highly diversified product lines; deep financial resources; easy access to credit; and a history of paying dividends.

The portfolio manager may sell a portfolio holding if the security reaches the portfolio manager's price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The portfolio manager may also sell a portfolio holding to fund redemptions.

PRIMARY INVESTMENT RISKS
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money when you sell your shares.

[Callout]
WHAT ARE MARKET AND MANAGEMENT RISKS?
Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
[/callout]

Because the Portfolio invests in stocks, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the securities.

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program and you can lose money by investing in the Fund.

Information on other securities and risks appears under "Other
Investment Strategies and Risks."

PERFORMANCE HISTORY
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class S shares. The Fund did not have separate classes of shares prior to November 22, 1999; on that date, the Fund's outstanding shares were reclassified as Class S shares.
The performance table following the bar chart shows how the Fund's average annual total returns for Class S shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance.

[callout]
UNDERSTANDING PERFORMANCE
Calendar-year total return shows the Fund's Class S share performance for each of the last ten complete calendar years. It includes the effects of Fund expenses.

Average annual total return is a measure of the Fund's Class S share performance over the past one-year, five-year and ten-year periods. It includes the effects of Fund expenses.

The Fund's return is compared to the S&P 500 Index, an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in indices.
[/callout]

[bar chart]
               Calendar-Year Total Returns (Class S)*
35%
30% 31.00%      32.42%                   30.15%
25%                                                   25.71%
20%                                             21.81%
15%                                                         19.54%
10%                   10.01% 12.86%
 5%
 0%
-5%       -1.72%                   -0.14%
-10%
     1989  1990  1991  1992  1993  1994   1995   1996   1997  1998
[/bar chart]

The Fund's year-to-date total return through September 30, 1999, was 1.25%.
For period shown in bar chart:
Best quarter: 4th quarter 1998, +17.91%
Worst quarter: 3rd quarter 1990, -12.06%

*Class S shares are not offered in this prospectus. Class S shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS-FOR PERIODS ENDED DECEMBER 31, 1998
                                   1 Year    5 Years    10 Years
Growth & Income Fund, Class S (%)  19.54      18.93      17.55
S&P 500 Index (%)                  28.60      24.05      19.19

YOUR EXPENSES
The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Expenses are one of several factors to consider before you invest in a mutual fund.

[Callout]
UNDERSTANDING EXPENSES

Shareholder Fees are paid directly by shareholders to the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

Example Expenses helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example reflects expenses of both the Fund and the Portfolio. It uses the following hypothetical conditions:
* $10,000 initial investment
* 5% return for each year
* Fund operating expenses remain the same
[/callout]

Shareholder Fees (paid directly from your investment)
                                         Class A  Class B  Class C
------------------------------------------------------------------
Maximum sales charge (load) imposed
  on purchases (as a percentage of
  offering price)                         5.75     0.00     0.00
Maximum deferred sales charge (load)
  (as a percentage of the lower of
  the offering price or sale price)       1.00(1)  5.00     1.00
Redemption fee(2) (as a percentage
  of amount redeemed, if applicable)      None     None     None

Annual Fund Operating Expenses (deducted directly from Fund
assets)(3)
                                         Class A  Class B  Class C
------------------------------------------------------------------
Management fee(4)(%)                      0.75     0.75     0.75
Distribution and service (12b-1)
  fees (%)                                0.35     1.00     1.00
Other expenses (%)                        0.33     0.33     0.33
Total annual fund operating expenses (%)  1.43     2.08     2.08

(1) This charge applies only to purchases of $1 million to $5 million if shares obtained through these purchases are redeemed within 18 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.
(3) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(4) Management fee includes both the management fee and the administrative fee charged to the Fund.

Example Expenses (your actual costs may be higher or lower)
Class                              1 Year 3 Years 5 Years 10 Years
--------------------------------   ------ ------- ------- --------
Class A                            $712   $1,000  $1,310  $2,185
Class B: sold all your shares
         at the end of the period  $711     $951  $1,317  $2,240
         did not sell your shares  $211     $651  $1,117  $2,240
Class C: sold all your shares at
         the end of the period     $311     $651  $1,117  $2,406
         did not sell your shares  $211     $651  $1,117  $2,406

*Class B shares will automatically convert to Class A shares in eight years. The ten-year expense example reflects for Class B share expenses for eight years and Class A share expenses for two years.

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

[Callout]
INVESTMENT MINIMUMS (1)
Initial Investment         $1,000
Subsequent Investments        $50
Automatic Investment Plan     $50
Retirement Plans              $25
[/callout]
(1) The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are various options for buying shares:

METHOD          INSTRUCTIONS
------------------------------------------------------------------
Through your
financial advisor  Your financial advisor can help you establish your account and buy Fund shares on your behalf.

By check
(new account)   For new accounts, send a completed application and
                check made payable to the Fund to the transfer agent, SteinRoe Services Inc., c/o Liberty Funds
                Services, Inc., P.O. Box 1722, Boston, MA 02105-
                1722.

By check
(existing account)  For existing accounts, fill out and return the additional investment stub included in your quarterly statement, or send a letter of instruction, including your Fund name and account number with a check made payable to the Fund to SteinRoe Services Inc., c/o Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By exchange     You or your financial advisor may acquire shares
                by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic
funds transfer  You may purchase shares by electronically
                transferring money from your bank account to your fund account by calling 1-800-422-3737. Your money may take up to two business days to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic
investment plan You can make monthly or quarterly investments automatically from your bank account to your fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

By dividend
diversification You may automatically invest dividends distributed by one fund into the same class of shares of another fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

SALES CHARGES
You may be subject to an initial sales charge when you purchase or a contingent deferred sales charge (CDSC) when you sell shares of the Fund. These sales charges are described below. In some circumstances these sales charges are waived, as described below and in the Statement of Additional Information.

<Callout>
CHOOSING A SHARE CLASS
The Fund offers three classes of shares in this prospectus-Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers Class S and Z shares, which are available only to other investors through separate prospectuses.
</callout>

CLASS A SHARES   Your purchases of Class A shares generally are at
the public offering price. This price includes a sales charge that is based on the amount of your investment. The sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

Class A Sales Charges
------------------------------------------------------------------
Amount of Purchase            As a % of   As a % of  % of public
                              the public   net     offering price
                               offering   amount     retained by
                                price    invested     financial
                                                     advisor firm
------------------------------------------------------------------
Less than $50,000                 5.75       6.10        5.00
$ 50,000 to less than $100,000    4.50       4.71        3.75
$100,000 to less than $250,000    3.50       3.63        2.75
$250,000 to less than $500,000    2.50       2.56        2.00
$500,000 to less than $1,000,000  2.00       2.04        1.75
$1,000,000 or more(1)             0.00       0.00        0.00

(1) Class A shares bought without an initial sales charge in accounts aggregating between $1 million and $5 million at the time of purchase may be subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Class A share purchases that bring your account value above $1 million are subject to a 1% CDSC if redeemed within 18 months of their purchase date. The 18-month period begins on the first day of the month following each purchase.

For Class A share purchases of $1 million or more, financial advisors receive a commission from Liberty Funds Distributor, Inc. (Distributor) as follows:

Purchases Over $1 Million
---------------------------------------------------------------
Amount Purchased      Commission %

First $3 million         1.00
Next $2 million          0.50
Over $5 million          0.25 (1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS   There are two ways
for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or NAV, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

<CALLOUT>
UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the NAV at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.
</CALLOUT>

CLASS B SHARES   Your purchases of Class B shares are at the
Fund's NAV. Class B shares have no front-end sales charge, but carry a CDSC, that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class B shares automatically convert to Class A shares after eight years. The Distributor pays the financial advisor firm an up-front commission of 5.00% on sales of Class B shares.

Class B Sales Charges
-----------------------------------------------------------
Holding period after purchase             % deducted when
                                          shares are sold
-----------------------------------------------------------
Through the end of the first year              5.00
Through the end of the second year             4.00
Through the end of the third year              3.00
Through the end of the fourth year             3.00
Through the end of the fifth year              2.00
Through the end of the sixth year              1.00
Longer than six years                          0.00

CLASS C SHARES   Like Class B shares, your purchases of Class C
shares are at the Fund's NAV. Although Class C shares have no front-end sales charge, they carry a CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Class C shares do not convert into Class A shares. The Distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

Class C Sales Charges
----------------------------------------------------------------
Years after purchase           % deducted when shares are sold
----------------------------------------------------------------
Through first year                          1.00
Longer than one year                        0.00

HOW TO EXCHANGE SHARES
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at the next-determined NAV. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documentation required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in good form). However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

Outlined below are the various options for selling shares:

METHOD          INSTRUCTIONS
----------------------------------------------------------------
Through your
financial advisor You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange     You or your financial advisor may sell shares by
                exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone    You or your financial advisor may sell shares by
                telephone and request that a check be sent to your address of record by calling 1-800-422-3737 unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-
                6611.

By mail You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note your fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account (IRA) owners. For details, call 1-800-345-6611.

                Mail your letter of instruction to SteinRoe
                Services Inc., c/o Liberty Funds Services, Inc.,
                P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By electronic
funds transfer  You may sell shares and request that the proceeds be electronically transferred to your bank.
                Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

DISTRIBUTION AND SERVICE FEES
The Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial advisor. These annual distribution and service fees may equal up to 0.35% for Class A shares and 1.00% for each of Class B and Class C shares and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.(1)

(1) Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution and service fee upon conversion.

OTHER INFORMATION ABOUT YOUR ACCOUNT
HOW THE FUND'S SHARE PRICE IS DETERMINED   The price of the Fund's
shares is based on its NAV. The NAV is determined at the close of regular session trading on the NYSE, usually 4:00 p.m. Eastern time on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV (plus any applicable sales charge) next determined after your request is received in good form by the Distributor. In most cases, in order to receive that day's price, the Distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

You can find the daily prices of some share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES   If your account value falls below $1,000 (other
than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES   Share certificates are not available for
Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the Distributor.

DIVIDENDS, DISTRIBUTIONS, AND TAXES   The Fund has the potential
to make the following distributions:

TYPES OF DISTRIBUTIONS
----------------------------------------------------------------
Dividend income  Represents interest and dividends earned from securities held by the Portfolio
-----------------------------------------------------------------
Capital gains    Represents long-term capital gains on sales of
                 securities held for more than 12 months and short-term capital gains, which are gains on sales of securities held by the Portfolio for a 12-month period or less.

[Callout]
UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities the Portfolio holds. The Fund also may experience capital gains and losses on sales of the Portfolio's securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
[/callout]

DISTRIBUTION OPTIONS   Income dividends are declared and paid
quarterly. Any capital gains are distributed at least annually. You can choose one of the options listed in the table below for these distributions when you open your account.(1) To change your distribution option call 1-800-345-6611.

Distribution Options
------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
------------------------------------------------------------------
Reinvest all distributions in shares of another fund
------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains(2)
------------------------------------------------------------------
Receive all distributions in cash (with one of the following options)(2):
* send the check to your address of record
* send the check to a third party address
* transfer the money to your bank via electronic funds transfer

(1) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.
(2) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES   Regardless of whether you receive your
distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax.
Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest, and short-term capital gains distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state, local, and foreign income tax.

MANAGING THE FUND

INVESTMENT ADVISOR
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of portfolio securities for the Portfolio. Stein Roe has been an investment advisor since 1932. As of September 30, 1999, Stein Roe managed over $29.7 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the fiscal year ended September 30, 1999, the Fund paid 0.75% of average net assets in fees to Stein Roe.

Stein Roe may use the services of AlphaTrade, Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGER
Daniel K. Cantor has been portfolio manager of the Portfolio since its inception in 1997 and has been manager of the Fund since 1995. He has been portfolio manager of Stein Roe Disciplined Stock Fund since May 1999. He joined Stein Roe in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995. Mr. Cantor is a senior vice president. A chartered financial analyst, he received a B.A. degree from the University of Rochester and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

OTHER INVESTMENT STRATEGIES AND RISKS

The first portion of this prospectus describes the Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, the Portfolio also may invest in other securities and use other investment techniques. The Portfolio may elect not to buy any of these other securities or use any of these other investment techniques. The Portfolio may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information contains additional information about the Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in the Fund or could cause the Fund's total return to decrease. The Statement of Additional Information also contains the Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change the Fund's investment objective without shareholder approval.

FUTURES
The Portfolio uses futures to gain exposure to groups of stocks or individual issuers. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. The Portfolio uses futures to invest cash pending direct investments in stocks and to enhance its return. These investments are efficient since they typically cost less than direct investments in the underlying securities. However, the Fund can lose money if the portfolio manager does not correctly anticipate the market movements of those underlying securities.

PORTFOLIO TURNOVER
There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS
When Stein Roe believes that a temporary defensive position is necessary, the Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if the Portfolio takes a temporary defensive position.

INTERFUND LENDING PROGRAM
The Fund and Portfolio may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

MASTER/FEEDER STRUCTURE
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities, which has investment objectives and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

YEAR 2000 COMPLIANCE
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe, other service providers, and the issuers in which the Portfolio invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many of the Fund's service providers and vendors are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by Stein Roe in its ongoing assessment of issuers in which the Portfolio invests, to the extent that information is readily available. However, no assurances can be given that the Fund will not be adversely affected by these matters.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund (formerly named Stein Roe Growth & Income Fund). Information is shown for the Fund's last five fiscal years. The fiscal year runs from October 1 to September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. Arthur Andersen LLP audited the Fund's financial statements for the years 1995 through 1998. You can request a free annual report by calling 1-800-426-3750.

                                       Year ended September 30,
Class S                                 1999     1998     1997    1996    1995
Net asset value-Beginning of period ($) 22.45    22.91    18.39   16.65   14.54

Income from Investment Operations ($)
Net investment income                    0.22     0.24     0.30    0.27    0.34
Net gains on securities (both realized
  and unrealized)                        4.10     0.55     5.15    3.22    2.56
Total income from investment operations  4.32     0.79     5.45    3.49    2.90

Less Distributions
Dividends (from net investment income)  (0.22)   (0.28)   (0.28)  (0.32)  (0.20)
Dividends (in excess of net investment
  income)                               (0.03)       -        -       -       -
Distributions (from capital gains)      (0.38)   (0.97)   (0.65)  (1.43)  (0.59)
Total Distributions                     (0.63)   (1.25)   (0.93)  (1.75)  (0.79)
Net asset value-End of period ($)       26.14    22.45    22.91   18.39   16.65

Total return (%)                        19.39     3.45    30.81   22.67   21.12

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000
  omitted) ($)                        375,789  351,052  337,466 204,387 139,539
Ratio of net expenses to average
  net assets (%)                         1.06(b)  1.07     1.13    1.18    0.96
Ratio of net investment income to
  average net assets (%)                 0.79(b)  1.02     1.52    1.65    1.78
Portfolio turnover rate (%) (a)             7       11        2      13      70

(a) For 1995 through 1997, this is the turnover rate of the Fund prior to commencement of operations of the Portfolio. For the period from the commencement of operations of the Portfolio, February 3, 1997 to September 30, 1997, the portfolio turnover rate for the Portfolio was 7%.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC, 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Company Act file number:
Liberty-Stein Roe Funds Investment Trust:  811-4978

* Stein Roe Advisor Select Growth & Income Fund

[LOGO]  LIBERTY
        ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE
        ADVISOR
        Liberty Funds Distributor, Inc. (c) 1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-
        3750
        www.libertyfunds.com

-----------------------------------------------------------------

STEIN ROE ADVISOR GROWTH INVESTOR FUND
Prospectus, November 22, 1999

Class A, B and C Shares

Advised by Stein Roe & Farnham Incorporated



TABLE OF CONTENTS

THE FUND.......................2
Investment Goals...............2
Primary Investment Strategies..2
Primary Investment Risks.......2
Performance History............3
Your Expenses..................5

YOUR ACCOUNT...................7
How to Buy Shares..............7
Sales Charges..................8
How to Exchange Shares........11
How to Sell Shares............11
Distribution and Service Fees.12
Other Information About Your
  Account.....................12

MANAGING THE FUND.............15
Investment Advisor............15
Portfolio Managers............15

OTHER INVESTMENT
STRATEGIES AND RISKS..........16

FINANCIAL HIGHLIGHTS..........18


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


NOT FDIC INSURED    MAY LOSE VALUE
                    NO BANK GUARANTEE

THE FUND

INVESTMENT GOALS
The Fund seeks long-term growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests all its assets in SR&F Growth Investor Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks believed to have long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks of companies that Stein Roe believes have long-term growth potential. The Portfolio may invest in companies of any size including smaller, emerging companies. It emphasizes companies in the technology sector, including computer software, computer hardware, semiconductors and Internet infrastructure companies, and various consumer goods sectors, including personal care products, pharmaceuticals and food products. The Portfolio may invest up to 25% of its assets in foreign stocks.

To select investments for the portfolio, the portfolio managers look for companies that are market leaders with growing market share in their respective industries. The managers also look for companies with strong financial balance sheets and experienced management teams.

The portfolio managers may sell a portfolio holding if the company has a deterioration of fundamentals such as lower revenues or earnings growth. The portfolio managers may also sell a portfolio holding to fund redemptions.

PRIMARY INVESTMENT RISKS
There are two basic risks for all mutual funds that invest in stocks: management risk and market risk. These risks may cause you to lose money when you sell your shares.

[Callout]
WHAT ARE MARKET AND MANAGEMENT RISKS?
Management risk means that Stein Roe's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar goals. Market risk means that security prices in a market, sector or industry may move down. Downward movements will reduce the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with competing funds.
[/callout]

Because the Portfolio invests in stocks, the price of the Fund's shares-its net asset value per share (NAV)-fluctuates daily in response to changes in the market value of the securities.

Due to its focus on companies in the technology sector and various consumer goods sectors, the Fund may perform differently than the stock market. Financial, economic, business, political, and other developments affecting the technology or consumer goods sectors will have a greater effect on the Fund. The value of technology-related companies is particularly vulnerable to rapidly changing technology, extensive government regulation, and relatively high costs of obsolescence caused by technological advances, which are higher than in other industry sectors. Shares of a small company may pose greater risks than shares of a large company due to narrow product lines, limited financial resources, less depth in management or a limited trading market for its stock.

Foreign securities are subject to special risks. Foreign stock markets, especially in countries with developing stock markets, can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Portfolio may at times be unable to sell them at desirable prices. Fluctuations in currency exchange rates impact the value of foreign securities. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include: possible delays in settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program and you can lose money by investing in the Fund.

Information on other securities and risks appears under "Other
Investment Strategies and Risks."

PERFORMANCE HISTORY
The bar chart below shows the historical performance of Stein Roe Young Investor Fund, a separate feeder fund of the Portfolio. The performance table following the bar chart shows how the average annual total returns of Stein Roe Young Investor Fund compare with those of a broad measure of market performance for the past year and since inception. Performance for Young Investor Fund is not restated to reflect the higher gross annual operating expenses of Growth Investor Fund. If those gross annual operating expenses were reflected, performance of Young Investor Fund would be lower. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance of Young Investor Fund does not predict the future performance of Growth Investor Fund. Performance results include the effect of expense reduction arrangements. If these arrangements were not in place, then the performance results would have been lower.

[callout]
UNDERSTANDING PERFORMANCE
Calendar-year total return shows the Young Investor Fund's performance since inception.


Average annual total return is a measure of Young Investor Fund's share performance over the past year and since inception. Growth Investor Fund commenced operations on March 31, 1999. The Fund's historical performance for all periods is the performance of Young Investor Fund and has not been restated to reflect the higher gross annual operating expenses of Growth Investor Fund.


Young Investor Fund's return is compared to the S&P 500 Index, an unmanaged broad-based measure of market performance. Unlike Young Investor Fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in indices.
[/callout]

[bar chart]
          Calendar-Year Total Returns
45%
40%
35%   39.79%   35.10%
30%
25%                     26.28%
20%
15%                              17.65%
10%
 5%
 0%
       1995     1996     1997     1998

For period shown in bar chart:
Best quarter: 4th quarter 1998, +20.82%
Worst quarter: 3rd quarter 1998, -16.46%

The year-to-date total return through September 30, 1999, was 2.84%.


The year-to-date total return through Sept. 30, 1999, is comprised of the Portfolio's performance through March 31, 1999 and the performance of Growth Investor Fund from March 31, 1999, through Sept. 30, 1999.


           Average Annual Total Returns -
        for periods ended December 31, 1998
                             1 yr   Since Inception
                                    April 29, 1994
----------------------------------------------------
Young Investor Fund (%)      17.65       26.62
S&P 500 Index (%)            28.60       26.66

YOUR EXPENSES
The table below describes the fees and expenses you may pay when you buy, hold and sell shares of the Fund. Expenses are one of several factors to consider before you invest in a mutual fund.

[CALLOUT]
UNDERSTANDING EXPENSES
Shareholder Fees are paid directly by shareholders to the Fund's distributor.

Annual Fund Operating Expenses are deducted from the Fund. They include management fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

Example Expenses helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example reflects expenses of both the Fund and the Portfolio. Expense reimbursements are in effect for the first year in the periods below. It uses the following hypothetical conditions:
* $10,000 initial investment
* 5% return for each year
* Fund operating expenses remain the same
* redemption at the end of each time period
[/callout]

       Shareholder Fees (paid directly from your investment)
                                         Class A  Class B  Class C
------------------------------------------------------------------
Maximum sales charge (load) imposed
  on purchases (as a percentage of
  offering price)                         5.75     0.00     0.00
Maximum deferred sales charge (load)
  (as a percentage of the lower of
  the offering price or sale price)       1.00(1)  5.00     1.00
Redemption fee(2) (as a percentage
  of amount redeemed, if applicable)      None     None     None

Annual Fund Operating Expenses (deducted directly from Fund
assets)(3)
                                         Class A  Class B  Class C
------------------------------------------------------------------
Management fee(4) (%)                     0.73     0.73     0.73
Distribution and service (12b-1) fees (%) 0.35     1.00     1.00
Other expenses (5)  (%)                   1.63     1.63     1.63
Total annual fund operating expenses (%)  2.71     3.36     3.36
Expense reimbursement (5)(%)              1.26     1.26     1.26
Net expenses (%)                          1.45     2.10     2.10

(1) This charge applies only to purchases of $1 million to $5 million if shares obtained through these purchases are redeemed within 18 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.
(3) Annual fund operating expenses consist of Fund expenses plus the Fund's share of the expenses of the Portfolio. Fund expenses include management fees and administrative costs such as furnishing the Fund with offices and providing tax and compliance services.
(4) Management fee includes both the management fee and the administrative fee charged to the Fund.
(5) The Fund's advisor will reimburse the Fund if its annual ordinary operating expenses exceed 1.10% of average daily net assets. This commitment expires on January 31, 2001. A reimbursement lowers the expense ratio and increases overall return to investors.

Example Expenses (your actual costs may be higher or lower)
Class                              1 Year 3 Years 5 Years 10 Years
--------------------------------   ------ ------- ------- --------
Class A                            $714   $1,255  $1,821   $3,354
Class B: sold all your shares at
         the end of the period     $713   $1,216  $1,842   $3,416
         did not sell your shares  $213     $916  $1,642   $3,416
Class C: sold all your shares at
         the end of the period     $313     $916  $1,642   $3,564
         did not sell your shares  $213     $916  $1,642   $3,564

*Class B shares will automatically covert to Class A shares in eight years. The ten-year expense example for Class B shares reflects Class B share expenses for eight years and Class A share expenses for two years.

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

[Callout]
INVESTMENT MINIMUMS (1)
Initial Investment         $1,000
Subsequent Investments        $50
Automatic Investment Plan     $50
Retirement Plans              $25
[/callout]
(1) The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are various options for buying shares:

METHOD          INSTRUCTIONS
------------------------------------------------------------------
Through your
financial advisor  Your financial advisor can help you establish your account and buy Fund shares on your behalf.

By check
(new account)   For new accounts, send a completed application and
                check made payable to the Fund to the transfer agent, SteinRoe Services Inc., c/o Liberty Funds
                Services, Inc., P.O. Box 1722, Boston, MA 02105-
                1722.

By check
(existing account)  For existing accounts, fill out and return the additional investment stub included in your quarterly statement, or send a letter of instruction, including your Fund name and account number with a check made payable to the Fund to SteinRoe Services Inc., c/o Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By exchange     You or your financial advisor may acquire shares
                by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                1-800-422-3737.

By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic
funds transfer  You may purchase shares by electronically
                transferring money from your bank account to your fund account by calling 1-800-422-3737. Your money may take up to two business days to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic
investment plan You can make monthly or quarterly investments automatically from your bank account to your fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

By dividend
diversification You may automatically invest dividends distributed by one fund into the same class of shares of another fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

SALES CHARGES
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell shares of the Fund. These sales charges are described below. In some circumstances these sales charges are waived, as described below and in the Statement of Additional Information.

<CALLOUT>
CHOOSING A SHARE CLASS
The Fund offers three classes of shares in this prospectus-Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers Class S and Z shares, which are available only to other investors through separate prospectuses.
</CALLOUT>

CLASS A SHARES   Your purchases of Class A shares generally are at
the public offering price. This price includes a sales charge that is based on the amount of your investment. The sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

Class A Sales Charges
------------------------------------------------------------------
Amount of Purchase            As a % of   As a % of  % of public
                              the public   net     offering price
                               offering   amount     retained by
                                price    invested     financial
                                                     advisor firm
------------------------------------------------------------------
Less than $50,000                 5.75       6.10        5.00
$ 50,000 to less than $100,000    4.50       4.71        3.75
$100,000 to less than $250,000    3.50       3.63        2.75
$250,000 to less than $500,000    2.50       2.56        2.00
$500,000 to less than $1,000,000  2.00       2.04        1.75
$1,000,000 or more(1)             0.00       0.00        0.00

(1) Class A shares bought without an initial sales charge in accounts aggregating between $1 million and $5 million at the time of purchase may be subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Class A share purchases that bring your account value above $1 million are subject to a 1% CDSC if redeemed within 18 months of their purchase date. The 18-month period begins on the first day of the month following each purchase.

For Class A share purchases of $1 million or more, financial advisors receive a commission from Liberty Funds Distributor, Inc. (Distributor) as follows:

Purchases Over $1 Million
---------------------------------------------------------------
Amount Purchased      Commission %

First $3 million         1.00
Next $2 million          0.50
Over $5 million          0.25 (1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS   There are two ways
for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or NAV, which is the value of a Fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

<CALLOUT>
UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the NAV at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.
</CALLOUT>

CLASS B SHARES    Your purchases of Class B shares are at the
Fund's NAV. Class B shares have no front-end sales charge, but carry a CDSC, that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class B shares automatically convert to Class A shares after eight years. The Distributor pays the financial advisor firm an up-front commission of 5.00% on sales of Class B shares.

Class B Sales Charges
-----------------------------------------------------------
Holding period after purchase             % deducted when
                                          shares are sold
-----------------------------------------------------------
Through the end of the first year              5.00
Through the end of the second year             4.00
Through the end of the third year              3.00
Through the end of the fourth year             3.00
Through the end of the fifth year              2.00
Through the end of the sixth year              1.00
Longer than six years                          0.00

CLASS C SHARES Like Class B shares, your purchases of Class C shares are at the Fund's NAV. Although Class C shares have no front-end sales charge, they carry a CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Class C shares do not convert into Class A shares. The Distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

Class C Sales Charges
----------------------------------------------------------------
Years after purchase           % deducted when shares are sold
----------------------------------------------------------------
Through first year                          1.00
Longer than one year                        0.00

HOW TO EXCHANGE SHARES
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at the next-determined NAV. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if Stein Roe determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documentation required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in good form). However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

Outlined below are the various options for selling shares:

METHOD          INSTRUCTIONS
----------------------------------------------------------------
Through your
financial advisor You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange     You or your financial advisor may sell shares by
                exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone    You or your financial advisor may sell shares by
                telephone and request that a check be sent to your address of record by calling 1-800-422-3737 unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-
                6611.

By mail You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note your fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account (IRA) owners. For details, call 1-800-345-6611.

                Mail your letter of instruction to SteinRoe
                Services Inc., c/o Liberty Funds Services, Inc.,
                P.O. Box 1722, Boston, MA 02105-1722.

By wire You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By electronic
funds transfer  You may sell shares and request that the proceeds be electronically transferred to your bank.
                Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

DISTRIBUTION AND SERVICE FEES
The Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial advisor. These annual distribution and service fees may equal up to 0.35% for Class A shares and 1.00% for each of Class B and Class C shares and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.(1)

(1) Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution and service fee upon conversion.

OTHER INFORMATION ABOUT YOUR ACCOUNT
HOW THE FUND'S SHARE PRICE IS DETERMINED   The price of the Fund's
shares is based on its NAV. The NAV is determined at the close of regular session trading on the NYSE, usually 4:00 p.m. Eastern time on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV (plus any applicable sales charge) next determined after your request is received in good form by the Distributor. In most cases, in order to receive that day's price, the Distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

To calculate NAV on a given day, we value each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales that day, we value the security at the most recently quoted bid price. We value each over-the-counter security or National Association of Securities Dealers Automated Quotation (Nasdaq) security as of the last sale price for that day. We value all other over-the-counter securities that have reliable quotes at the latest quoted bid price.

We value long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when we determine that the sale or bid price of the security does not reflect that security's market value, we value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

We value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE.

The Portfolio's foreign securities may trade on days when the NYSE is closed. We will not price shares on days that the NYSE is closed for trading. You will not be able to purchase or redeem shares until the next NYSE-trading day.

You can find the daily prices of some share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES   If your account value falls below $1,000 (other
than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES   Share certificates are not available for
Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the Distributor.

DIVIDENDS, DISTRIBUTIONS, AND TAXES   The Fund has the potential
to make the following distributions:

TYPES OF DISTRIBUTIONS
----------------------------------------------------------------
Dividend income  Represents interest and dividends earned from securities held by the Portfolio
-----------------------------------------------------------------
Capital gains    Represents long-term capital gains on sales of
                 securities held for more than 12 months and short-term capital gains, which are gains on sales of securities held by the Portfolio for a 12-month period or less.

[Callout]
UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities the Portfolio holds. The Fund also may experience capital gains and losses on sales of the Portfolio's securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
[End callout]

DISTRIBUTION OPTIONS   Income dividends are declared and paid
annually. Any capital gains are distributed at least annually. You can choose one of the options listed in the table below for these distributions when you open your account.(1) To change your distribution option call 1-800-345-6611.

Distribution Options
------------------------------------------------------------------
Reinvest all distributions in additional shares of your current fund
------------------------------------------------------------------
Reinvest all distributions in shares of another fund
------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains(2)
------------------------------------------------------------------
Receive all distributions in cash (with one of the following options)(2):
* send the check to your address of record
* send the check to a third party address
* transfer the money to your bank via electronic funds transfer

(1) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.
(2) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES   Regardless of whether you receive your
distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax.
Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest, and short-term capital gains distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state, local, and foreign income tax.

MANAGING THE FUND

INVESTMENT ADVISOR
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to-day business, including placing all orders for the purchase and sale of portfolio securities for the Portfolio. Stein Roe has been an investment advisor since 1932. As of September 30, 1999, Stein Roe managed over $29.7 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group (LFG) that includes several separate legal entities. LFG includes certain affiliates of Stein Roe, including Colonial Management Associates, Inc. (Colonial). The LFG business unit is managed by a single management team. Colonial and other LFG entities also share personnel, facilities, and systems with Stein Roe that may be used in providing administrative or operational services to the Fund. Colonial is a registered investment adviser. Stein Roe also has a wealth management business that is not part of LFG and is managed by a different team. Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

For the period ended September 30, 1999, the Fund paid 0.72% of average net assets in fees to Stein Roe.

Stein Roe may use the services of AlphaTrade, Inc., an affiliated broker-dealer, when buying or selling equity securities for the Portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS
Erik P. Gustafson has been co-portfolio manager of the Portfolio and manager of SR&F Growth Stock Portfolio since their inception in 1997 and has managed Stein Roe Growth Stock Fund since 1994 and Stein Roe Young Investor Fund since 1995. Mr. Gustafson joined Stein Roe in 1992 as a portfolio manager for privately managed accounts and is a senior vice president. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

David P. Brady is co-portfolio manager of the Portfolio. He joined Stein Roe in 1993 as an associate portfolio manager of Stein Roe Special Fund. He currently is a senior vice president and has been portfolio manager of Young Investor Fund since March 1995 and portfolio manager of Stein Roe Large Company Focus Fund since June 1998. He holds a B.S. in finance, graduating Magna Cum Laude, from the University of Arizona and an M.B.A. from the University of Chicago.

OTHER INVESTMENT STRATEGIES AND RISKS

The first portion of this prospectus describes the Fund's principal investment strategy and principal investment risks. In seeking to meet its investment goals, the Portfolio also may invest in other securities and use other investment techniques. The Portfolio may elect not to buy any of these other securities or use any of these other investment techniques. The Portfolio may not always achieve its investment goal.

This section describes other securities and techniques, and risks associated with them. The Statement of Additional Information contains additional information about the Fund's securities and investment techniques (including other securities and techniques) and the risks associated with them. Such risks could cause you to lose money by investing in the Fund or could cause the Fund's total return to decrease. The Statement of Additional Information also contains the Fund's fundamental and non-fundamental investment policies.

The Board of Trustees can change the Fund's investment objective without shareholder approval.

PORTFOLIO TURNOVER
There are no limits on turnover. Turnover may vary significantly from year to year. Stein Roe does not expect it to exceed 100% under normal conditions. The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's return.

TEMPORARY DEFENSIVE POSITIONS
When Stein Roe believes that a temporary defensive position is necessary, the Portfolio may invest, without limit, in high-quality debt securities or hold assets in cash and cash equivalents. Stein Roe is not required to take a temporary defensive position, and market conditions may prevent such an action. The Fund may not achieve its investment objective if the Portfolio takes a temporary defensive position.

INTERFUND LENDING PROGRAM
The Fund and Portfolio may lend money to and borrow money from other funds advised by Stein Roe. They will do so when Stein Roe believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

MASTER/FEEDER STRUCTURE
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities, which has investment objectives and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. Actions the Board of Trustees may recommend include withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.

YEAR 2000 COMPLIANCE
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Stein Roe, other service providers, and the issuers in which the Portfolio invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 problem, including working with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many of the Fund's service providers and vendors are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by Stein Roe in its ongoing assessment of issuers in which the Portfolio invests, to the extent that information is readily available. However, no assurances can be given that the Fund will not be adversely affected by these matters.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund (formerly named Stein Roe Growth Investor Fund). Information is shown for the period of the Fund's operations. The fiscal year runs from October 1 to September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. You can request a free annual report by calling 1-800-426-3750.

                                                   Period ended
                                                   September 30,
Class S                                               1999(a)
----------------------------------------------------------------
Net asset value-Beginning of period ($)               10.00

Income from Investment Operations ($)
Net investment loss                                   (0.02)
Net losses on securities (both realized
  and unrealized)                                     (0.53)
Total income from investment operations               (0.55)

Less Distributions
Dividends (from net investment income)                    -
Distributions (from capital gains)                        -
Total Distributions                                       -

Net asset value-End of period ($)                      9.45

Total return (%)                                      (5.50)(d)(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 omitted) ($)        11,329
Ratio of net expenses to average net assets (%)        1.10(b)(c)
Ratio of net investment loss to average net
  assets (%)                                          (0.34)(b)(d)
Portfolio turnover rate (%)                              45(f)

(a) From commencement of operations on March 31, 1999.
(b) Annualized.
(c) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by Stein Roe, this ratio would have been 2.34% (annualized).
(d) Computed with the effect of Stein Roe's expense reimbursement.
(e) Not annualized.
(f) Represents the portfolio turnover rate for the Portfolio for the year ended September 30, 1999.

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC, 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Company Act file number:
Liberty-Stein Roe Funds Investment Trust:  811-4978

* Stein Roe Advisor Growth Investor Fund

[LOGO]  LIBERTY
        ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE
        ADVISOR
        Liberty Funds Distributor, Inc. (c) 1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-
        3750
        www.libertyfunds.com

-----------------------------------------------------------------

    Statement of Additional Information Dated November 22, 1999

             LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
              One Financial Center, Boston, MA 02111
                          800-338-2550

        Stein Roe Advisor Select Growth & Income Fund
           Stein Roe Advisor Growth Investor Fund

                 Class A, B, C, and Z Shares

     This Statement of Additional Information ("SAI") is not a prospectus, but provides additional information that should be read in conjunction with the Funds' prospectuses dated November 19, 1999, and any supplements thereto ("Prospectus"). Financial statements, which are contained in the Funds' September 30, 1999, Annual Reports, are incorporated by reference into this SAI. The Prospectus and Annual Reports may be obtained at no charge by telephoning 800-338-2550.


                      TABLE OF CONTENTS
                                                          Page
General Information and History.............................2
Investment Policies.........................................4
Portfolio Investments and Strategies........................4
Investment Restrictions....................................20
Additional Investment Considerations.......................22
Management.................................................23
Financial Statements.......................................26
Principal Shareholders.....................................27
Investment Advisory and Other Services.....................27
Distributor................................................29
Transfer Agent.............................................31
Purchases and Redemptions..................................31
Custodian..................................................40
Independent Accountants....................................41
Portfolio Transactions.....................................41
Additional Income Tax Considerations.......................47
Investment Performance.....................................47
Master Fund/Feeder Fund: Structure and Risk Factors........51
Appendix-Ratings...........................................53

               GENERAL INFORMATION AND HISTORY

     Stein Roe Advisor Select Growth & Income Fund and Stein Roe Advisor Growth Investor Fund (referred to collectively as "the Funds"), are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"). On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust" on October 18, 1999.

     Stein Roe Advisor Select Growth & Income Fund ("Growth & Income Fund") was named "Stein Roe Growth & Income Fund" prior to November 2, 1999 and was named "SteinRoe Prime Equities" prior to February 1, 1996. Growth & Income Fund commenced operations on March 24, 1987.

     Stein Roe Advisor Growth Investor Fund ("Growth Investor
Fund") commenced operations on March 31, 1999.  It was named
"Stein Roe Growth Investor Fund" prior to November 2, 1999.

     Each Fund offers five classes of shares-Classes A, B, C, Z, and S. On November 22, 1999, the outstanding shares of Growth & Income Fund and Growth Investor Fund were converted into Class S, and Classes A, B, C and Z commenced. The Funds did not have separate classes prior to that date. This SAI describes Classes A, B, C and Z of Growth & Income Fund and of Growth Investor Fund.

     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with one or more classes, as the Board may authorize. Currently, 12 series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

     Each share of a series (or class thereof) is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series (or class thereof), and all shares of a series (or class thereof) have equal rights in the event of liquidation of that series (or class thereof). Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

Special Considerations Regarding Master Fund/Feeder Fund Structure

     Rather than invest in securities directly, the Funds seek to achieve their objectives by pooling their assets with those of other investment companies for investment in a master fund having the identical investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Each feeder Fund invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:

Feeder Fund              Master Fund
----------------------------------------------------------------
Growth & Income Fund     SR&F Growth & Income Portfolio ("Growth &
                         Income Portfolio")
Growth Investor Fund     SR&F Growth Investor Portfolio ("Growth
                         Investor Portfolio")

     The master funds are referred to collectively as the "Portfolios." For more information, please refer to Master
Fund/Feeder Fund: Structure and Risk Factors.

     Stein Roe & Farnham Incorporated ("Stein Roe") provides administrative and accounting and recordkeeping services to the Funds and Portfolios and investment management services to the Portfolio.


                       INVESTMENT POLICIES

     The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940.

     The investment objectives and policies are described in the Prospectus under The Funds. In pursuing its objective, a Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities."/1/
----------------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
----------------------


               PORTFOLIO INVESTMENTS AND STRATEGIES

     Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, the term "Fund" refers to each Fund and each Portfolio.

Debt Securities

     In pursuing its investment objective, each Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by Growth & Income Portfolio are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, deemed to be of comparable quality by Stein Roe. Growth Investor Portfolio may invest up to 35% of its net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade. The Fund also does not have a current intention to invest more than 5% of its total assets in investment grade debt securities.

     Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Stein Roe will consider that fact in determining whether that Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

     When Stein Roe determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, a Fund may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

Derivatives

     Consistent with its objective, a Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on Stein Roe's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     No Fund currently intends to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options. (See Options and Futures below.)

     Some mortgage-backed debt securities are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") that represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks, and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans that finance payments on the securities themselves.

     Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

Convertible Securities

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, Stein Roe will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by a Fund are frequently rated investment grade, a Fund may purchase unrated securities or securities rated below investment grade if the securities meet Stein Roe's other investment criteria.
Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than investment grade convertible securities, common stock or conventional debt securities. As a result, Stein Roe's own investment research and analysis tend to be more important in the purchase of such securities than other factors.

Foreign Securities

     Each Fund may invest up to 25% of its total assets in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include American Depositary Receipts (ADRs) or securities guaranteed by a United States person. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. No Fund intends to invest, nor during the past fiscal year has any Fund invested, more than 5% of its net assets in unsponsored ADRs.

     As of Sept. 30, 1999, holdings of foreign companies, as a percentage of net assets, were as follows: Growth & Income
Portfolio, 0.6% (none in foreign securities and 0.6% in ADRs); and Growth Investor Portfolio, none.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging markets.

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. No Fund may engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Swaps, Caps, Floors and Collars

     A Fund may enter into swaps and may purchase or sell related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities it purchases at a later date. The Funds intend to use these techniques as hedges and not as speculative investments and will not sell interest rate income stream a Fund may be obligated to pay.

     A swap agreement is generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if Stein Roe determines it is consistent with its investment objective and policies.

     A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Stein Roe.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and floor that preserves a certain return within a predetermined range of interest rates or values.

     At the time a Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

Lending of Portfolio Securities

     Subject to restriction (5) under Investment Restrictions in this SAI, a Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Stein Roe's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund loaned portfolio securities during the fiscal year ended Sept. 30, 1999 nor does it currently intend to loan more than 5% of its net assets.

Repurchase Agreements

     A Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase
Agreements

     A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Stein Roe deems it advisable for investment reasons. No Fund had during its last fiscal year, nor does any Fund currently intend to have, commitments to purchase when-issued securities in excess of 5% of its net assets.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. No Fund entered into reverse repurchase agreements during the fiscal year ended Sept. 30, 1999.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales "Against the Box"

     A Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of a Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Portfolios do not currently expect that more than 5% of total assets would be involved in short sales against the box.

Rule 144A Securities

     A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933. That Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

Line of Credit

     Subject to restriction (6) under Investment Restrictions in this SAI, a Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, a Fund may lend money to and borrow money from other mutual funds advised by Stein Roe. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Funds' flexibility of investment and emphasis on growth of capital, they may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Options on Securities and Indexes

     A Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     A Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to:
U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
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/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
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     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase that Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on accurate predictions of changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/3/ would exceed 5% of the Fund's total assets.
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/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
------------------

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option/4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
-------------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
-------------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund:
(1) will affect the holding period of the hedged securities; and
(2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.


                    INVESTMENT RESTRICTIONS

     The Funds and the Portfolios operate under the following investment restrictions. No Fund or Portfolio may:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (6) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities" as defined above. Each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. No Fund or Portfolio may:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock
Exchange;

     (e) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (f) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person);

     (g) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (h) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (i) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (j) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


             ADDITIONAL INVESTMENT CONSIDERATIONS

     Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.


                       MANAGEMENT

     The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. The following table sets forth certain information with respect to the trustees and officers of the Trust:

Name, Age; Address; Position(s) held with the Trust. Principal occupation(s) during past five years

William D. Andrews, 52; One South Wacker Drive, Chicago, IL  60606
(4); Executive Vice-President.  Executive vice president of Stein
Roe

John A. Bacon Jr., 72; 4N640 Honey Hill Road, Box 296, Wayne, IL
60184 (3)(4).  Trustee; Private investor

Christine Balzano, 34; 245 Summer Street, Boston, MA 02210; Vice-
President. Senior vice president of Liberty Funds Services, Inc.; formerly vice president and assistant vice president

William W. Boyd, 72; 2900 Golf Road, Rolling Meadows, IL  60008
(2)(3)(4); Trustee.  Chairman and director of Sterling Plumbing
(manufacturer of plumbing products)

David P. Brady, 35; One South Wacker Drive, Chicago, IL  60606
(4); Vice-President.  Senior vice president of Stein Roe since
March 1998; vice president of Stein Roe from Nov. 1995 to March
1998; portfolio manager for Stein Roe since 1993

Daniel K. Cantor, 40; 1330 Avenue of the Americas, New York, NY
10019 (4); Vice-President.  Senior vice president of Stein Roe

Kevin M. Carome, 43; One Financial Center, Boston, MA 02111 (4); Executive Vice-President; Assistant Secretary. Senior vice president, legal, Liberty Funds Group LLC (an affiliate of Stein
Roe) since Jan. 1999; general counsel and secretary of Stein Roe since Jan. 1998; associate general counsel and vice president of Liberty Financial Companies, Inc. (the indirect parent of Stein
Roe) through Jan. 1999

J. Kevin Connaughton, 35; 245 Summer Street, Boston, MA 02210 (4); Vice-President; Treasurer. Vice president of Colonial Management Associates, Inc. ("CMA") , since February 1998; senior tax manager, Coopers & Lybrand, LLP from April 1996 to January 1998; vice president, 440 Financial Group/First Data Investor Services Group prior thereto

Lindsay Cook, 47; 600 Atlantic Avenue, Boston, MA 02210 (1)(2)(4); Trustee. Executive vice president of Liberty Financial Companies, Inc. since March 1997; senior vice president prior thereto

Michael G. Fisher, 30; 245 Summer Street, Boston, MA 02210 (4);
Vice-President.  Tax manager with Liberty Funds Group since Oct.
1998; tax manager with PricewaterhouseCoopers LLC prior thereto

William M. Garrison, 33; One South Wacker Drive, Chicago, IL
60606; Vice-President.  Vice president of Stein Roe since Feb.
1998; associate portfolio manager for Stein Roe since August 1994

Stephen E. Gibson, 46; One Financial Center, Boston, MA 02111 (4); President. Vice chairman of Stein Roe since Aug. 1998; chairman, CEO, president and director of Liberty Funds Group since Dec. 1998; chairman of the Colonial Group from July 1998 to Dec. 1998; president of the Colonial Group from Dec. 1996 to Dec. 1998; chairman of Colonial Management Associates, Inc. since Dec. 1998; CEO, president and director of Colonial Management Associates since July 1996; managing director of Putnam Financial Services from June 1992 through June 1996

Erik P. Gustafson, 35; One South Wacker Drive, Chicago, IL  60606
(4); Vice-President.  Senior portfolio manager of Stein Roe;
senior vice president of Stein Roe since April 1996; vice president of Stein Roe prior thereto

Douglas A. Hacker, 43; P.O. Box 66100, Chicago, IL 60666 (3) (4);
Trustee. Senior vice president and chief financial officer of UAL, Inc. (airline)

Loren A. Hansen, 51; One South Wacker Drive, Chicago, IL  60606
(4); Executive Vice-President. Chief investment officer/equity of CMA since 1997; executive vice president of Stein Roe since Dec. 1995; vice president of The Northern Trust (bank) prior thereto

Harvey B. Hirschhorn, 49; One South Wacker Drive, Chicago, IL 60606 (4); Vice-President. Executive vice president, senior portfolio manager, and chief economist and investment strategist of Stein Roe; director of research of Stein Roe, 1991 to 1995

Timothy J. Jacoby, 47; One Financial Center, Boston, MA 02111 (4); Senior Vice-President. Fund treasurer for Liberty Funds Group LLC since Sept. 1996 and chief financial officer since Aug. 1997;
senior vice president of Fidelity Investments prior thereto

Janet Langford Kelly, 41; One Kellogg Square, Battle Creek, MI 49016 (3)(4); Trustee. Executive vice president-corporate development, general counsel and secretary of Kellogg Company since Sept. 1999; senior vice president, secretary and general counsel of Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from 1995 to Aug. 1999; partner of Sidley & Austin (law firm) prior thereto

Gail D. Knudsen, 37; 245 Summer Street, Boston, MA 02210 (4);
Vice-President; Controller. Vice president and assistant controller of CMA

Lynn C. Maddox, 58; One South Wacker Drive, Chicago, IL  60606;
Vice-President.  Senior vice president of Stein Roe

Mary D. McKenzie, 45; One Financial Center, Boston, MA 02111 (4);
Vice-President.  President of Liberty Funds Services, Inc.

Arthur J. McQueen, 41; One South Wacker Drive, Chicago, IL 60606; Vice-President. Senior vice president of Stein Roe

Charles R. Nelson, 57; Department of Economics, University of
Washington, Seattle, WA 98195 (3)(4); Trustee.  Van Voorhis
Professor of Political Economy, Department of Economics of the
University of Washington

Nicholas S. Norton, 40; 12100 East Iliff Avenue, Aurora, CO 80014
(4); Vice-President.  Senior vice president of Liberty Funds
Services, Inc. since Aug. 1999; vice president of Scudder Kemper,
Inc. from May 1994 to Aug. 1999

Nicolette D. Parrish, 50; One South Wacker Drive, Chicago, IL
60606 (4); Vice-President; Assistant Secretary. Senior legal assistant and assistant secretary of Stein Roe

Thomas C. Theobald, 62; Suite 1300, 222 West Adams Street,
Chicago, IL 60606 (3)(4); Trustee.  Managing director, William
Blair Capital Partners (private equity fund)

Heidi J. Walter, 32; One South Wacker Drive, Chicago, IL  60606
(4); Vice-President; Secretary. Vice president of Stein Roe since March 1998; senior legal counsel for Stein Roe since Feb. 1998; legal counsel for Stein Roe March 1995 to Jan. 1998; associate with Beeler Schad & Diamond, PC (law firm) prior thereto
_________________________
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with SR&F Base Trust.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by Stein Roe; and some of the officers are also officers of Liberty
Funds Distributor, Inc., the Fund's distributor.

     Officers and trustees affiliated with Stein Roe serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. The following table sets forth compensation paid during the fiscal year ended Sept. 30, 1999 to each of the trustees:

                                          Compensation from the
                                          Stein Roe Fund Complex*
                                          -----------------------
                  Aggregate Compensation     Total       Average
Name of Trustee       from the Trust      Compensation  Per Series
------------------- --------------------  ------------  ----------
Thomas W. Butch**           -0-                 -0-         -0-
Lindsay Cook                -0-                 -0-         -0-
John A. Bacon Jr.**      $25,500            $117,850      $2,562
William W. Boyd           22,450             104,100       2,263
Douglas A. Hacker         20,650              93,900       2,041
Janet Langford Kelly      22,450             103,400       2,248
Charles R. Nelson         22,450             103,900       2,259
Thomas C. Theobald        22,450             103,400       2,248
_______________
 *At Sept. 30, 1999, the Stein Roe Fund Complex consisted of 12 series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, four series of Liberty-Stein Roe Funds Income Trust, five series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty-Stein Roe Advisor Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.
**Mr. Butch served as a trustee until Nov. 3, 1998; Mr. Bacon was elected a trustee effective Nov. 3, 1998.


                  FINANCIAL STATEMENTS

    Please refer to the September 30, 1999 Financial Statements (management discussion, statements of assets and liabilities and schedules of investments as of September 30, 1999 and the statements of operations, changes in net assets, financial highlights, and notes thereto) and the report of independent accountants contained in the September 30, 1999 Annual Report.
The Financial Statements and the report of independent accountants are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                    PRINCIPAL SHAREHOLDERS

     As of August 31, 1999, the only persons known by the Trust to own of record or "beneficially" 5% or more of the outstanding shares of a Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                  Approximate % of
                                                    Outstanding
Name and Address               Fund                  Shares Held
-----------------------   ----------------------  ----------------
U.S. Bank National        Growth & Income Fund          15.40%
  Association (1)         Growth Investor Fund          37.77%
410 N. Michigan Avenue
Chicago, IL  60611

Charles Schwab & Co.      Growth & Income Fund          31.00%
  Inc. Special Custody
  Account for the
  Exclusive Benefit of
  Customers (2)
Attn Mutual Funds
101 Montgomery Street
San Francisco., CA 94104-4122
____________________________________
(1) Shares held as custodian.
(2) Shares held for accounts of customers.

     The following table shows shares of the Funds held by the categories of persons indicated as of August 31, 1999, and in each case the approximate percentage of outstanding shares represented:

                    Clients of Stein Roe           Trustees and
                    in their Client Accounts*       Officers
                    ------------------------ -------------------
                     Shares Held  Percent   Shares Held  Percent
                     -----------  -------   -----------  -------
Growth & Income Fund  2,386,627    16.33%     21,095       **
Growth Investor Fund     51,668     4.50%      3,511       **
_________________________
 *Stein Roe may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by Stein Roe under Rule 13d-3. However, Stein Roe disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.


            INVESTMENT ADVISORY AND OTHER SERVICES


     Stein Roe & Farnham Incorporated provides investment management services to each Portfolio and administrative services to each Fund and each Portfolio. Stein Roe is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Fund's transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Management Corporation, which is a wholly owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.


     The directors of Stein Roe are Kenneth R. Leibler and C. Allen Merritt, Jr. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; and Mr. Merritt is Chief Operating Officer of Liberty Financial. The business address of Messrs. Leibler and Merritt is 600 Atlantic Avenue, Boston, MA 02210.

     Stein Roe Counselor [service mark] is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor [service mark] is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

     In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from each non-feeder Fund and each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets (shown in millions), gross fees paid for the three most recent fiscal years, and any expense reimbursements by Stein Roe:

                                                                Year        Year        Year
                                       Current Rates            Ended       Ended       Ended
Fund/Portfolio   Type            (dollars shown in millions)   9/30/99     9/30/98     9/30/97
------------------------------------------------------------------------------------------------
Growth & Income
  Fund           Management      N/A                                N/A         N/A  $  484,689
                 Administrative  .15% up to $500, .125%
                                 next $500, .10% thereafter  $  616,797  $  545,089     422,974
Growth & Income
  Portfolio      Management      .60% up to $500, .55%
                                 next $500, .50% thereafter   2,496,760   2,187,961   1,191,730
Growth Investor
  Fund           Administrative  .15% up to $500, .125%
                                 next $500, .10% thereafter       5,752         N/A         N/A
Growth Investor
  Portfolio      Management      .60% up to $500, .55%
                                 next $500, .50% thereafter   5,415,558   3,758,114   1,567,638

     Stein Roe provides office space and executive and other personnel to the Funds, and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

     The administrative agreement provides that Stein Roe shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, Stein Roe is not required to reimburse a Fund an amount in excess of fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses of a Fund, Stein Roe may voluntarily waive its fees and/or absorb certain expenses, as described under The Funds-Your Expenses in the Prospectus. Any such reimbursement will enhance the yield of such Fund.

     Each management agreement provides that neither Stein Roe, nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to a separate agreement with the Trust, Stein Roe receives a fee for performing certain bookkeeping and accounting services. For such services, Stein Roe receives an annual fee of $25,000 per series plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended Sept. 30, 1997, 1998 and 1999, Stein Roe received aggregate fees of $315,067, $358,936 and $354,273, respectively, from the Trust for services performed under this Agreement.


                        DISTRIBUTOR

     Shares of the Funds are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), One Financial Center, Boston, MA 02111, an indirect subsidiary of Liberty Financial, under a Distribution Agreement. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party ("independent trustees"). The Distributor has no obligation, as underwriter, to buy Fund shares, and purchases shares only upon receipt of orders from authorized financial service firms or investors. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

12b-1 Plans, Contingent Deferred Sales Charges, and Conversion of
Shares

     The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for personal service and/or the maintenance of shareholder accounts, the Distributor receives a service fee at an annual rate not to exceed 0.25% of net assets attributed to each class of shares other than Class Z and S shares. The Plan also provides that as compensation for the promotion and distribution of shares of a Fund including its expenses related to sale and promotion of Fund shares, the Distributor receives from the Fund a fee at an annual rate not exceeding 0.10% of the average net assets attributed to Class A shares, and 0.75% of the average net assets attributed to each of its Class B and Class C shares. The Plan further provides that, as compensation for services and/or distribution, the Distributor receives a fee at an annual rate not to exceed 0.25% of the average net assets attributable to Class Z and S shares. At this time, the Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05% annually. The Distributor may terminate this voluntary limitation without shareholder approval. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares are purchased. Class C, Class K, and Class Z shares do not convert. The Distributor generally pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by a Fund during any year may be more or less than the cost of distribution or other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid. The Trust's Plan complies with those rules.

     The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the independent trustees. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the independent trustees or by a vote of a majority of the outstanding voting securities of the relevant Class of shares.

     Each Fund offers five classes of shares (Class A, Class B, Class C, Class Z, and Class S). The Funds may in the future offer other classes of shares. Class Z and S shares are offered at net asset value, subject to a Rule 12b-1 fee. Class A shares are offered at net asset value plus a front-end sales charge to be imposed at the time of purchase and are subject to a Rule 12b-1 fee. Class B shares are offered at net asset value subject to a Rule 12b-1 fee and a declining contingent deferred sales charge on redemptions made within six years of purchase. Class C shares are offered at net asset value, subject to a Rule 12b-1 fee and a contingent deferred sales charge on redemptions made within one year of purchase. The contingent deferred sales charges are described in the Prospectus.

     No contingent deferred sales charge will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions, and finally of other shares held by the shareholder for the longest time.

     Eight years after the end of the month in which a Class B share is purchased, such shares and a pro-rated portion of any shares issued on the reinvestment of distributions will be automatically invested into Class A shares of that Fund having an equal value, which are not subject to the distribution or service fee.


                        TRANSFER AGENT

     SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, IL 60606, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, SSI receives fees from each Fund based on an annual rate of 0.22% of average net assets of Class S shares and 0.236% of Class A, B, C, and Z shares. The Trust believes the charges by SSI to the Funds are comparable to those of other companies performing similar services. (See Investment Advisory and Other Services.) Under a separate agreement, SSI also provides certain investor accounting services to the Portfolios.

     Some financial services firms ("FSF") or other intermediaries having special selling arrangements with the Distributor, including certain bank trust departments, wrap fee programs and retirement plan service providers ("Intermediaries") that maintain nominee accounts with the Funds for their clients who are Fund shareholders, may be paid a fee from SSI for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.


                  PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the heading Your Account, and that information is incorporated herein by reference. It is the responsibility of any investment dealers, banks, or other institutions, including retirement plan service providers, through whom you purchase or redeem shares to establish procedures insuring the prompt transmission to the Trust of any order.

     The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is received in good order. The public offering price is the net asset value plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs or Intermediaries, the public offering price will be determined on the day the order is placed in good order, but only if the FSF or Intermediary receives the order prior to the time at which shares are valued and transmits it to the Fund before that day's transactions are processed. If the FSF or Intermediary fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF or Intermediary. If the FSF or Intermediary receives the order after the time at which the Fund values its shares, the price will be based on the net asset value determined as of the close of the NYSE on the next day it is open. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

     Each Fund receives the entire net asset value of shares sold. For Class A shares, which are subject to an initial sales charge, the Distributor's commission is the sales charge shown in the Prospectus less any applicable FSF or Intermediary discount. The FSF or Intermediary discount is the same for all FSFs or Intermediaries, except that the Distributor retains the entire sales charge on any sales made to a shareholder who does not specify an FSF or Intermediary on the application, and except that the Distributor may from time to time reallow additional amounts to all or certain FSFs or Intermediaries. The Distributor generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse the Distributor for any up-front and/or ongoing commissions paid to FSFs or Intermediaries.

     Checks presented for the purchase of Fund shares which are returned by the purchaser's bank will subject the purchaser to a $15 service fee for each check returned.

     The Transfer Agent acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF or Intermediary will receive the applicable sales commission. Shareholders may change FSFs or Intermediaries at any time by written notice to the Transfer Agent, provided the new FSF or Intermediary has a sales agreement with the Distributor.

Determination of Net Asset Value

     The net asset value per share for each Class is determined as of the close of business (normally 3 p.m., Central time, or 4 p.m., Eastern time) on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3 p.m., Central time.

     A Portfolio may invest in securities that are listed primarily on foreign exchanges that are open and allow trading on days on which the Funds do not determine net asset value. This may significantly affect the net asset value of a Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where Stein Roe deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on Nasdaq are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Board of Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Positions for which there are no such valuations and other assets are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. Trading on certain foreign securities markets may not take place on all NYSE business days, and trading on some foreign securities markets takes place on days that are not NYSE business days and on which net asset value is not calculated. The values of these securities used in determining net asset value are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such time and the close of the NYSE which will not be reflected in the computation of the net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Board of Trustees.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share depreciation. An investor will be notified that the value of his account is less than that minimum and allowed at least 60 days to bring the value of the account up to at least $1,000 before the fee is deducted. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     The Trust reserves the right to suspend or postpone redemptions of Fund shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Special Purchase Programs/Investor Services

     The following special purchase programs/investor services may be changed or eliminated at any time.

     Fundamatic Program (Classes A, B and C only). As a convenience to investors, Class A, B and C shares of the Funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase Fund shares at the public offering price next determined after the Transfer Agent receives the proceeds from the draft (normally the 5th or 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or Intermediaries or from the Distributor.

     Tax-Sheltered Retirement Plans (Classes A, B and C only). The Distributor offers prototype tax-qualified plans, including IRAs and pension and profit-sharing plans for individuals, corporations, employees and the self-employed. The minimum initial investment for a retirement account sponsored by the Distributor is $25. The First National Bank of Boston is the trustee of the Distributor's prototype plans and charges a $10 annual fee. Detailed information concerning these retirement plans and copies of the retirement plans are available from the Distributor.

     Participants in other prototype retirement plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with the Transfer Agent. Participants in prototype plans offered by the Distributor (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to the Transfer Agent. The fee is in addition to any applicable contingent deferred sales charge. The fee will not apply if the participant uses the proceeds to open an IRA Rollover account in any fund, or if the plan maintains an omnibus account.

     Consultation with a competent financial and tax advisor regarding these plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income
Security Act of 1974 or otherwise is recommended.

     Telephone Address Change Services. By calling the Transfer Agent, shareholders, beneficiaries or their FSF or Intermediary of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

     Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, on Class A, Class B or Class C shares may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Programs for Reducing or Eliminating Sales Charges

     Right of Accumulation and Statement of Intent (Class A shares only). Reduced sales charges on Class A shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T, and Z shares of other funds managed by Colonial Management Associates, Inc. or distributed by the Distributor (such funds hereinafter referred to as "Colonial Funds"). The applicable sales charged is based on the combined total of: (1) the current purchase and (2) the value at the public offering price at the close of business on the previous day of all Colonial Funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial Fund other than a money market fund and Class B, C, T and Z shares).

     The Distributor must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Transfer Agent. A Colonial Fund may terminate or amend this right of Accumulation.

     Any person may qualify for reduced sales charges on purchase of Class A shares made within a 13-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in the Trust's Funds and Colonial Funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial Fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

     During the term of a Statement, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or the Fund to sell the amount of the Statement.

     If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the then-current applicable offering price. As a part of this adjustment, the FSF or Intermediary shall return to the Distributor the excess commission previously paid during the 13-month period.

     If the amount of the Statement is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares equal to such difference. The additional amount of FSF or Intermediary discount from the applicable offering price shall be remitted to the shareholder's FSF or Intermediary of record.

     Additional information about and the terms of Statements of Intent are available from your FSF or Intermediary or from the Transfer Agent at 1-800-345-6611.

     Reinstatement Privilege. An investor who has redeemed Fund shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same class of that Fund at the net asset value next determined after the Transfer Agent receives a written reinstatement request and payment. Any contingent deferred sales charge paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any contingent deferred sales charge or conversion date. Investors who desire to exercise this privilege should contact their FSF or Intermediary or the Distributor. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

     Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

     Privileges of Adviser Employees, FSFs or Intermediaries (Class A shares only). Class A shares may be sold at net asset value to the following individuals whether currently employed or retired: Trustees of funds advised or administered by Stein Roe or an affiliate of Stein Roe; directors, officers and employees of Stein Roe or an affiliate of Stein Roe, including the Transfer Agent and the Distributor; registered representatives and employees of FSFs or Intermediaries (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor; and such persons' families and their beneficial accounts.

     Sponsored Arrangements (Class A shares only). Class A shares may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of Fund shares on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

     Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements.

     Waiver of Contingent Deferred Sales Charges (Class A accounts in excess of $1,000,000, and Classes B and C). Contingent deferred sales charges may be waived on redemptions in the following situations with the proper documentation:

1. Death. Contingent deferred sales charges may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year after the death. If the shares are not redeemed within one year of the death, they will remain subject to the applicable contingent deferred sales charge, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable contingent deferred sales charge will be charged.

2. Systematic Withdrawal Plan (SWP). Contingent deferred sales charges may be waived on redemptions occurring pursuant to a monthly, quarterly or semiannual SWP established with the Transfer Agent, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise contingent deferred sales charges will be charged on SWP redemptions until this requirement is met; this requirement does not apply to Class B or C accounts if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under How to Sell Shares-Systematic Withdrawal Plan.

3. Disability. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable contingent deferred sales charge will be charged.

4. Death of a trustee. Contingent deferred sales charges may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable contingent deferred sales charge will be charged upon any subsequent redemption.

5. Returns on excess contributions. Contingent deferred sales charges may be waived on redemptions required to return excess contributions made to retirement plans or IRAs, so long as the FSF or Intermediary agrees to return the applicable portion of any commission paid by the Distributor.

6. Qualified Retirement Plans. Contingent deferred sales charges may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the plan document) or (ii) separation from service. For shares purchased in a prototype 401K plan after Sept. 1, 1997, contingent deferred sales charges will not be waived upon separation from service except if such plan is held in an omnibus account. Contingent deferred sales charges also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in a Fund for at least two years.

     The contingent deferred sales charge also may be waived where the FSF or Intermediary agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

How to Sell ("Redeem") Shares

     Shares may be sold on any day the NYSE is open, either directly to a Fund or through an FSF or Intermediary. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delays in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

     To sell shares directly to a Fund, send a signed letter of instruction to the Transfer Agent. The sale price is the net asset value next determined (less any applicable contingent deferred sales charge) after the Fund or an FSF or Intermediary receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and IRA holders. Call the Transfer Agent for more information at (800) 345-6611.

     FSFs and Intermediaries must receive requests before the time at which Fund shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

     Systematic Withdrawal Plan (Class A, B and C shares). If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then-current net asset value of the shareholder's investment in the Fund designated by the shareholder will be paid monthly, quarterly or semiannually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election of the shareholder's investment. Withdrawals from Class B and C shares under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover plan payments, as redemptions from the earliest purchased Fund shares in the shareholder's account. No contingent deferred sales charges apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Code regulation to withdraw more than 12%, on an annual basis, of the value of their Class B or C share account may do so but will be subject to a contingent deferred sales charge ranging from 1% to 5% of the excess over 12%. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all income dividends and other distributions payable in Fund shares rather than in cash.

     A shareholder or its FSF or Intermediary of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

     Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges.
For this reason, a shareholder may not maintain a plan for the accumulation of shares of a Fund (other than through the reinvestment of dividends) and a SWP at the same time.

     SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

     A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, the Transfer Agent will not be liable for any payment made in accordance with the provisions of a SWP.

     The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Funds as an expense of all shareholders.

     Shareholders whose positions are held in "street name" by certain FSFs or Intermediaries may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF or Intermediary to determine whether he or she may participate in a SWP.

     Telephone Redemptions. Telephone redemption privileges are described in the Prospectus.

     Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, the Fund may make the payment or a portion of the payment with portfolio securities held by the Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

How to Exchange Shares

     With respect to Class A, Class B and Class C shares, exchanges at net asset value may be made among shares of the same class of any other fund that is a series of the Trust or of most Colonial Funds. With respect to Class A shares, for a period of 90 days following the purchase of shares, exchanges at net asset value may be made among Class A shares of Colonial Municipal Money Market Fund or Colonial Government Money Market Fund (or its successor). Thereafter, exchanges at net asset value may be made among Class A shares of any other fund that is a series of the Trust or of most Colonial Funds. For more information on the Colonial Funds, see your FSF or Intermediary or call (800) 345-6611.

     With respect to Class K, Class Z, and Class S shares, exchanges at net asset value may be made among shares of the same class of any other fund that is a series of the Trust. Shares may be exchanged on the basis of the net asset value per share at the time of exchange and only one "round-trip" exchange of Class C shares may be made per three-month period, measured from the date of the initial purchase. Before exchanging into another fund, you should obtain the prospectus for the fund in which you wish to invest and read it carefully. Prospectuses of Colonial Funds are available by calling (800) 426-3750. Consult the Transfer Agent before requesting an exchange.

     By calling the Transfer Agent, shareholders or their FSF or Intermediary of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes and/or shareholder activity, shareholders may experience delays in contacting the Transfer Agent by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if a Fund suspends repurchases or postpones payment for Fund shares being exchanged in accordance with federal securities law. The Transfer Agent will also make exchanges upon receipt of a written exchange request. If the shareholder is a corporation, partnership, agent, or surviving joint owner, the Transfer Agent will require customary additional documentation.

     A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

     In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

     An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.


                        CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, MA 02101, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     Each Board of Trustees reviews, at least annually, whether it is in the best interests of each Fund, each Portfolio, and their shareholders to maintain assets in each of the countries in which a Fund or Portfolio invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. Each Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians, as well as by Stein Roe and counsel. However, with respect to foreign sub-custodians, there can be no assurance that a Fund and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over or enforcing judgments against the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Funds and the Portfolios may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


                  INDEPENDENT ACCOUNTANTS

     The independent accountants for the Funds and the Portfolios are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110. The accountants audit and report on the annual financial statements and provide tax return preparation services and assistance and consultation in connection with the review of various SEC filings.


                  PORTFOLIO TRANSACTIONS

     Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

     Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

     Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

     It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

     Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

     Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the trustees of the Funds may determine, Stein Roe may consider sales of shares of each of the Funds as a factor in the selection of broker-dealers to execute such mutual fund securities transactions.

Investment Research Products and Services Furnished by Brokers and
Dealers

     Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the broker-dealers.

     The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

     Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

     Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

     Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

     Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

* Database Services-comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
* Quotation/Trading/News Systems-products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
* Economic Data/Forecasting Tools-various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
* Quantitative/Technical Analysis-software tools that assist in quantitative and technical analysis of investment data.
* Fundamental Industry Analysis-industry-specific fundamental investment research.
* Fixed Income Security Analysis-data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
* Other Specialized Tools-other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

     Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

     Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars.
Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

     The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

     In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

     Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

     In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

     The table below shows information on brokerage commissions paid by the Funds and the Portfolios (brokerage commissions were paid by the Fund prior to Feb. 3, 1997 and by its related
Portfolio since that date):

                                             Growth &   Growth
                                             Income     Investor
                                             Portfolio  Portfolio
Total amount of brokerage commissions paid
  during fiscal year ended 9/30/99           $84,072    $2,204,246
Amount of commissions paid to brokers or
  dealers who supplied research services
  to Stein Roe                                62,736       509,746
Total dollar amount involved in such
  transactions (000 omitted)                 160,775     1,334,432
Amount of commissions paid to brokers
  or dealers that were allocated to
  such brokers or dealers by the Fund's
  portfolio manager because of research
  services provided to the Fund                4,200       105,800
Total dollar amount involved in such
  transactions (000 omitted)                  17,996        88,249
Total amount of brokerage commissions
  paid during fiscal year ended 9/30/98      100,196       807,008
Total amount of brokerage commissions
  paid during fiscal year ended 9/30/97      120,469       512,584

     Each Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers.

     During the last fiscal year, certain Funds and Portfolios held securities issued by one or more of their regular broker-dealers or the parent of such broker-dealers that derive more than 15% of gross revenue from securities-related activities. Such holdings were as follows at Sept. 30, 1999:

Fund/Portfolio         Broker-Dealer           Value of Securities
                                               Held (in thousands)
-----------------------------------------------------------------
Growth & Income        Associates Corp.
  Portfolio              of North America           $18,430

Growth Investor        Citigroup, Inc.               23,100
  Portfolio            The Goldman Sachs Group Inc.  10,034


                 ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund and Portfolio intends to qualify under Subchapter M of the Internal Revenue Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gains distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Each Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.


                    INVESTMENT PERFORMANCE

     A Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at Sept. 30, 1999 were:

                                    TOTAL RETURN    AVERAGE ANNUAL
                    TOTAL RETURN     PERCENTAGE      TOTAL RETURN
                    ------------    -------------   --------------
Growth & Income Fund
      1 year           $1,193          19.39%           19.39%
      5 years           2,399         140.05            19.13
     10 years           3,948         294.98            14.72

Growth Investor Fund
     Life of Fund*        945          (5.50)           (5.50)
_________
*Since inception on March 31, 1999.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     A Fund may note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data.
Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. Each Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average   New York Stock Exchange Composite
                                 Index
Standard & Poor's 500 Stock    American Stock Exchange Composite
  Index                          Index
Standard & Poor's 400          Nasdaq Composite
  Industrials                  Nasdaq Industrials
Russell 2000 Index
Wilshire 5000

(These indexes are widely      (These indexes generally reflect
recognized indicators of        the performance of stocks traded
general U.S. stock market      in the indicated markets.)
results.)

     In addition, the Funds may compare performance to the indicated benchmarks:

Benchmark                                     Fund(s)
------------------------------------------------------------------
Lipper Equity Fund Average                    Both Funds
Lipper General Equity Fund Average            Both Funds
Lipper Growth & Income Fund Average           Growth & Income Fund
Lipper Growth & Income Fund Index             Growth & Income Fund
Lipper Growth Fund Average                    Growth Investor Fund
Lipper Growth Fund Index                      Growth Investor Fund
Morningstar All Equity Funds Average          Both Funds
Morningstar Domestic Stock Average            Both Funds
Morningstar Equity Fund Average               Both Funds
Morningstar Growth & Income Fund Average      Growth & Income Fund
Morningstar Growth Fund Average               Growth Investor Fund
Morningstar Hybrid Fund Average               Growth Investor Fund
Morningstar Total Fund Average                Both Funds
Morningstar U.S. Diversified Average          Growth Investor Fund

     Lipper Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds and thirty growth and income funds, respectively, as calculated and published by Lipper. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     A Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                           ________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                     Common stocks
                     Small company stocks
                     Long-term corporate bonds
                     Long-term government bonds
                     Intermediate-term government bonds
                     U.S. Treasury bills
                     Consumer Price Index
                           _____________________

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

Interest
Rate   3%        5%        7%        9%
--------------------------------------------
Compound-
ing
Years       Tax-Deferred Investment
----  ------------------------------------
30   $82,955  $108,031  $145,856  $203,239
25    65,164    80,337   101,553   131,327
20    49,273    57,781    68,829    83,204
15    35,022    39,250    44,361    50,540
10    22,184    23,874    25,779    27,925
 5    10,565    10,969    11,393    11,840
 1    2,036      2,060     2,085     2,109

Interest
Rate   3%       5%        7%       9%
-------------------------------------------
Compound-
ing
Years        Taxable Investment
----  ----------------------------------
30   $80,217  $98,343  $121,466  $151,057
25    63,678   75,318    89,528   106,909
20    48,560   55,476    63,563    73,028
15    34,739   38,377    42,455    47,025
10    22,106   23,642    25,294    27,069
 5    10,557   10,943    11,342    11,754
 1    2,036    2,060     2,085     2,109

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] program and asset allocation and other investment strategies.


       MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

     Each of Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

     Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

     The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

     The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

     In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.


                         APPENDIX-RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of debt securities invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's ("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
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